PRELIMINARY

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                               Alpha Microsystems
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
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
PRELIMINARY
                               ALPHA MICROSYSTEMS
                           2722 SOUTH FAIRVIEW STREET
                           SANTA ANA, CALIFORNIA 92704

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Fellow Shareholder:

               The annual meeting of shareholders (the "Annual Meeting") of Alpha Microsystems (the "Company") will be held at 2722 South Fairview Street, Santa Ana, California 92704 on Thursday, June 3, 1999, at 10:00 a.m., local time, for the following purposes:

               1.     To elect directors of the Company;

               2. To approve the Company's reincorporation in Delaware as AlphaServ.com, through the merger of Alpha Microsystems, a California corporation, with and into a wholly-owned Delaware subsidiary of Alpha Microsystems;

               3. To approve an amendment to the Company's 1998 Stock Option and Awards Plan to increase the number of shares of Common Stock authorized for issuance under such plan by 500,000 shares to an aggregate of 2,500,000 shares;

               4. To ratify the appointment of Ernst & Young as independent auditors of the Company and its subsidiaries for the year ending December 31, 1999; and

               5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

               The Board of Directors has fixed the close of business on April 9, 1999, as the Record Date for the determination of shareholders who are entitled to notice of and to vote at the Annual Meeting.

               YOU ARE CORDIALLY INVITED TO ATTEND AND TO VOTE AT THIS MEETING IN PERSON. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND. IN THE EVENT A SHAREHOLDER WHO HAS RETURNED A SIGNED PROXY CARD ELECTS TO ATTEND THE MEETING AND VOTE IN PERSON, THE SHAREHOLDER WILL BE ENTITLED TO VOTE.

                                    By Order of the Board of Directors,


                                    Jeffrey J. Dunnigan, Secretary

Santa Ana, California
May 3, 1999

PRELIMINARY



                               ALPHA MICROSYSTEMS
                           2722 SOUTH FAIRVIEW STREET
                           SANTA ANA, CALIFORNIA 92704

                                 PROXY STATEMENT

               This proxy statement and the enclosed proxy card are being mailed on or about May 3, 1999, to shareholders of record on April 9, 1999, of Alpha Microsystems (the "Company") in connection with the solicitation by its Board of Directors of proxies for use at the 1999 Annual Meeting of Shareholders, and at any and all adjournments or postponements thereof (the "Annual Meeting"), notice of which appears on the preceding page.

               If a proxy card in the accompanying form is duly executed and returned, the shares represented thereby will be voted in accordance with the instructions contained on it. If no contrary instructions are given, the shares represented by the proxy card will be voted FOR the Board's nominees for directors and FOR the other proposals described herein. A shareholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (i) by delivering to the Company an instrument revoking the proxy;
(ii) by delivering to the Company a duly executed proxy bearing a later date; or
(iii) if the shareholder executing the proxy is present at the Annual Meeting and votes in person. If the proxy is not revoked, it will be voted by one or more of those persons named thereon.

                      OUTSTANDING SHARES WITH VOTING RIGHTS

               The Board has fixed the close of business on April 9, 1999, as the record date (the "Record Date") for the determination of the holders of common stock (the "Common Stock") and voting preferred stock (the "Voting Preferred Stock") entitled to notice of and to vote at the Meeting, and at any adjournment or postponement of such Meeting. As of the Record Date there were outstanding 11,588,882 shares of Common Stock and 1 share of Voting Preferred Stock. Each share of Common Stock is entitled to one vote. Each share of Voting Preferred Stock is entitled to cast an aggregate number of votes equal to the number of votes that a holder of the shares of Common Stock issuable upon exercise of the then unexercised portion of associated Warrants held by such holder would be entitled to vote. As of the Record Date, the outstanding share of Voting Preferred Stock was entitled to 5,844,826 votes

               The holders of record of a majority of the votes entitled to be cast is necessary to provide a quorum for the meeting. Abstentions and "broker non-votes" are counted for purposes of determining whether the quorum requirement is satisfied.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

               The directors of the Company are elected annually and serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified. The Bylaws of the Company provide that the authorized number of directors of the Company shall be not less than five nor more than nine, with the exact number as determined by resolution of the Board of Directors. The Board of Directors has established the number of directors as seven.

               On August 7, 1998, the Company entered into a Securities Purchase Agreement (the "Purchase Agreement") with ING Equity Partners II, L.P., now known as Hampshire Equity Partners II, L.P. ("ING"). As part of the transaction, the Company agreed to nominate for election to the Board of Directors a total of three individuals designated by ING. Benjamin P. Giess, Carlos D. De Mattos and Sam Yau have been designated by ING for nomination to the Board. There are no other arrangements or understandings between any director, director nominee or executive officer and any other person pursuant to which he has been or will be selected as a director and/or executive officer of the Company. There are no family relationships between any director, director nominee or executive officer and any other director, director nominee or executive officer of the Company.

               The Board of Directors has nominated the individuals named in the table below to serve as members of the Board of Directors of the Company, and, if the enclosed proxy card is duly executed and returned, it will be voted in favor of those individuals, unless otherwise specified. Management has been informed that all nominees are willing to serve as directors, but if any of them should be unable to serve, or will not serve, as a director, the proxy holders will vote for the election of such other person or persons as they, in the exercise of their discretionary authority, may choose. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

                  INFORMATION CONCERNING NOMINEES FOR DIRECTOR

                                                                                      Director
                                                                                       Since

CARLOS  D. DE MATTOS, 46, has served as a Director and the Chairman and Chief           1998
        Executive Officer of Matthews Studio Equipment Group since January 1995, and prior thereto as the Co-Chairman and Chief Executive Officer from
        February 1989 to January 1995. Mr. De Mattos became Chief Financial
        Officer of Matthews Studio Equipment Group in April, 1996. Mr. De Mattos
        has also been Co-Chairman of the Board and Chief Financial Officer of
        Matthews Studio Equipment, Inc. since 1976.

BENJAMIN P. GIESS, 36, has been employed by Hampshire Equity Partners, formerly         1998
        known as ING Equity Partners and its predecessors and affiliates since
        1992 and currently serves as a Partner responsible for originating, structuring and managing equity and debt investments. From 1991 to 1992,
        Mr. Giess worked in the Corporate Finance Group of ING Capital. From
        1990 to 1991, Mr. Giess was employed by the Corporate Finance Group of
        General Electric Capital Corporation. Mr. Giess serves as a director of
        e.spire Communications, Inc. a Nasdaq company, which is a competitive local exchange carrier ("CLEC"), as well as Matthews Studio Equipment
        Group, a single source provider of production equipment to the entertainment industry. In addition, Mr. Giess serves on the board of several privately held companies.

ROCKELL N. HANKIN, 52, is chief executive of Hankin & Co. (founded June 1986)           1987
        and its affiliate Hankin Investment Banking. The firms provide management consulting and investment banking services. Mr. Hankin also serves as Vice-Chairman of the Board of Semtech Corporation (NMS), a
        manufacturer of electronic components, and a member of the boards of
        Techniclone Corporation (NMS), a development stage pharmaceutical company, and Sparta, Inc., a systems analysis and engineering company serving primarily the military services and the department of defense.
        Within the past year, he was Chairman of the Board of House of Fabrics
        (NMS), a national retail chain, which was merged and a member of the board of Quidel (NMS). In addition, Mr. Hankin serves on the Board of several privately held companies.

RICHARD E. MAHMARIAN, 62, is currently President of REM Associates, a private           1995
        investment and consulting service company. He was Chairman of the Board,
        President, and Chief Executive Officer of Verification Systems
        International, Incorporated, which designs, engineers and manufactures bar code and two-dimensional symbology quality assurance instruments from 1997-1998. Prior to its sale in 1996, Mr. Mahmarian was Vice
        Chairman of the Board and Executive Vice President of RJS, Inc., a
        manufacturer of bar code printers, verification scanners, software, and consumable products. Mr. Mahmarian had been a principal of RJS, Inc.
        since 1987, when it was purchased in a leveraged buyout. Prior to joining RJS, Inc., he held various management positions for Bell &
        Howell Company, Northrop Corporation and NCR Corporation.


CLARKE  E. REYNOLDS, 78, served as Chairman of the Board of Directors of the            1989
        Company from 1991-1998, as Chief Executive Officer of the Company from
        January 1991 to August 1991, as President from November 1990 to May
        1991, as Vice Chairman of the Board from October 1990 to May 1991, and as Chief Operating Officer of the Company from November 1990 to May
        1991. Mr. Reynolds was previously employed by NCR Corporation for over
        47 years, during which time he held a variety of sales and marketing and general management positions including Vice President Pacific Region,
        Managing Director and Chairman of the Board NCR United Kingdom, Vice
        President NCR Europe and Vice President Executive Office. Mr. Reynolds
        serves as a Director of Sparta, Inc., which provides a wide range of scientific, engineering and technical assistance services, primarily for the U.S. military services and the Department of Defense.


DOUGLAS J. TULLIO, 56, appointed Chairman of the Board of Directors in July,            1991
        1998, has served as President and Chief Executive Officer since May
        1991. Mr. Tullio joined the Company in January 1990 and served as
        Executive Vice President of the Company and President of the Company's
        subsidiaries, Rexon Business Machines and AMS Computers. (In April 1990,
        these subsidiaries were merged into the Company.) From 1984 to 1989, he worked for General Automation, Inc., in the positions of President and member of the Board of Directors. Previously he served in various management positions at Microdata, McDonnell Douglas and NCR Corporations.

SAM YAU, 50, has served as a director of the Company since 1998. Mr. Yau was            1998
        Chief Executive Officer of National Education Corporation from May 1995 to May 1997. From 1993 through 1995 he was Chief Operating Officer of
        Advacare, a medical services company.



               With respect to Proposal 1, directors are elected by a plurality of the affirmative votes cast. Thus abstentions and "broker non-votes" have no effect on the election of directors. If one or more shareholders gives notice at the Annual Meeting prior to the voting of their intention to cumulate their votes in the election of directors, all shareholders entitled to vote shall have the right to so cumulate their votes and to give one candidate, who has been nominated prior to voting, a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled, or to distribute such votes among two or more such candidates on the same principle in such proportions as each shareholder may determine. The enclosed form of proxy includes authority to cumulate votes, in the discretion of the proxies named thereon, and each of them, for the election of directors and thereby to distribute, in such proportion as the proxies see fit, the votes represented by the proxy card among the nominees named herein or any substitute person or persons nominated by the Board of Directors for election to the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS TO THE BOARD.

               BOARD COMMITTEES

               The Company has Audit and Compensation Committees, as well as a Nominating Committee. The Audit Committee is currently composed of Messrs. Carlos D. De Mattos, Benjamin P. Giess, Rockell N. Hankin and Richard E. Mahmarian and its functions include recommending to the Board of Directors the engagement and discharge of the independent auditors, reviewing the performance of the independent auditors, reviewing the independent auditors' fees and reviewing the adequacy of the Company's system of internal accounting controls. The Compensation Committee is currently composed of Messrs. Carlos D. De Mattos, Benjamin P. Giess, Richard E. Mahmarian and Clarke E. Reynolds, and its functions include making recommendations with respect to compensation of officers and employees of the Company, reviewing annually the compensation structure of the Company and administration of the Company's stock incentive award plan and the Company's incentive and non-qualified stock option plans. The Nominating Committee is currently composed of Messrs. Carlos D. De Mattos, Benjamin P. Giess, Rockell N. Hankin, Clarke E. Reynolds and Douglas J. Tullio and considers nominees for Director recommended by the shareholders.

               MEETINGS OF BOARD

               During the Transition Period ended December 31, 1998, there were thirteen meetings of the Board of Directors of the Company, and the Board acted once by unanimous written consent. The Audit Committee met once, the Compensation Committee met three times and acted once by unanimous written consent, and the Nominating Committee met once.

               During the Transition Period ended December 31, 1998, each Board member attended 100% of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.


                                   PROPOSAL 2


     APPROVE REINCORPORATION OF THE COMPANY IN DELAWARE AND RELATED CHANGES
            TO THE RIGHTS OF SHAREHOLDERS AND TO CHANGE THE NAME OF
                         THE COMPANY TO "ALPHASERV.COM"

GENERAL

               The Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from California to Delaware and to change the name of the Company to "AlphaServ.com". The Board of Directors believes the change in domicile to be in the best interests of the Company and its shareholders for several reasons. Principally, the Board of Directors believes that reincorporation in Delaware, along with certain measures the Board intends to concurrently adopt which are designed to make hostile takeovers of the Company more difficult, will enable the Board to consider fully any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. The Board also believes that reincorporation in Delaware will enhance the Company's ability to attract and retain qualified members of the Company's Board of Directors as well as encourage directors to continue to make independent decisions in good faith on behalf of the Company. Finally, reincorporation in Delaware will allow the Company the increased flexibility and predictability afforded by Delaware law.

               In recent years, a number of major public companies have obtained the approval of their shareholders to reincorporate in Delaware. For the reasons explained below, the Company believes it is beneficial and important that the Company likewise avail itself of Delaware law.

               PREDICTABILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive corporate laws which are revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under California law.

               HOSTILE TAKEOVERS. The Company intends as part of the reincorporation to adopt certain measures which may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholders the risk of terms which may be less favorable to all of the shareholders than would be available in a board-approved transaction. Board approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

               The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its shareholders. Accordingly, the reincorporation plan includes certain proposals that may have the effect of discouraging or deterring hostile takeover attempts.

               Notwithstanding the belief of the Board of Directors as to the benefits to shareholders of the changes, shareholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of the Company which is not presented to and approved by the Board of Directors, but which a substantial number and perhaps even a majority of the Company's shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the current market prices. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

               DIRECTOR LIABILITY: ABILITY TO ATTRACT AND RETAIN DIRECTORS. In 1986, Delaware amended its corporate law to allow corporations to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. The directors have elected to adopt such a provision in the Delaware certificate and bylaws. It should be noted that Delaware law does not permit a Delaware corporation to limit or eliminate the liability of its directors for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit or for violations of federal laws. The Board of Directors believes that Delaware incorporation will enhance the Company's ability to recruit and retain directors in the future, however, the shareholders should be aware that such a provision inures to the benefit of the directors, and the interest of the Board of Directors in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. See "--Indemnification and Limitation of Liability" for a more complete discussion of these issues.

               In 1987, California amended its corporate law in a manner similar to Delaware to permit a California corporation to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. Nonetheless, the Board of Directors believes that the protection from liability for directors is somewhat greater under the Delaware law than under the California law and therefore that the Company's objectives in adopting this type of provision can be better achieved by reincorporation in Delaware.

               RIGHTS OF SHAREHOLDERS. The interests of the Board of Directors of the Company, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under California law. Reincorporation of the Company in Delaware may make it more difficult for minority shareholders to elect directors and influence Company policies. A discussion of the principal differences between California and Delaware law as they affect shareholders begins on page __ of this Proxy Statement.

               METHOD OF REINCORPORATION. The proposed reincorporation and change of name would be accomplished by merging the Company into a newly-formed Delaware corporation which, just before the merger, will be a wholly-owned subsidiary of the Company (the "Delaware Company"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit A to this Proxy Statement. Upon the effective date of the merger, the Delaware Company's name will be AlphaServ.com. The reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

               On the effective date of the proposed reincorporation, each outstanding share of Common Stock of the Company will automatically convert into one share of Common Stock of the Delaware Company, each share of Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock, will automatically convert into one share of Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock of the Delaware Company, each share of Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock will automatically convert into one share of Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock of the Delaware Company, each share of Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock will automatically convert into one share of Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock of the Delaware Company and each share of Voting Preferred Stock will automatically convert into one share of Voting Preferred Stock of the Company, and shareholders of the Company will automatically become shareholders of the Delaware Company. On the effective date of the reincorporation, the number of outstanding shares of Common Stock of the Delaware Company will be equal to the number of shares of Common Stock of the Company outstanding immediately prior to the effective date of the reincorporation and the number of outstanding shares of each class of Preferred Stock of the Delaware Company will be equal to the number of shares of such Preferred Stock of the Company outstanding immediately prior to the effective date of the reincorporation. In addition, each outstanding option or right to acquire shares of Common Stock of the Company will be converted into an option or right to acquire an equal number of shares of Common Stock of the Delaware Company, under the same terms and conditions as the original options or rights. All of the Company's employee benefit plans, including the 1993 Employee Stock Option Plan, the Employee Stock Purchase Plan, the Stock Incentive Award Plan and the 1998 Stock Option and Award Plan will be adopted and continued by the Delaware Company following the reincorporation. Shareholders should recognize that approval of the proposed reincorporation will constitute approval of the adoption and assumption of those plans by the Delaware Company.

               No action need be taken by shareholders to exchange their stock certificates; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares in the Company will automatically represent an equal number of shares in the Delaware Company upon completion of the merger.

               If approved by the shareholders, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. However, the reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable; provided, that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of a majority of the outstanding shares of the Common Stock.

                  SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

In general, the Company's corporate affairs are governed at present by the corporate law of California, the Company's state of incorporation, and by the Company's Articles of Incorporation, as amended (the "California Articles") and the Company's Restated bylaws (the

"California Bylaws"), which have been adopted pursuant to California law. The California Articles and California Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at 2722 South Fairview Street, Santa Ana, California 92704, Attention: Corporate Secretary.

               If the reincorporation proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control would be controlled by Delaware, rather than California law (however, see "-- Application of California Law After Reincorporation"). The California Articles and California Bylaws, will, in effect, be replaced by the Certificate of Incorporation of the Delaware Company (the "Delaware Certificate") and the bylaws of the Delaware Company (the "Delaware Bylaws"), copies of which are attached as Exhibits B and C to this Proxy Statement. Accordingly, the differences among these documents and between Delaware and California law are relevant to your decision whether to approve the reincorporation proposal.

               In particular, it should be noted that the Delaware Certificate provides for a classified Board. If the reincorporation proposal is adopted, the directors of the Delaware corporation will, in effect, become the directors of the Company. Because the Board is classified into three classes, the terms of Mr. Hankin and Mr. Mahmarian as Class III directors will not expire for three years, and the terms of Mr. Giess, Mr. De Mattos and Mr. Yau as Class II directors will not expire for two years. Mr. Tullio's and Mr. Reynolds' term as Class I directors will expire in one year.

               A number of significant differences between California and Delaware law and among the various charter documents are summarized in the chart below. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement, the Delaware Certificate and the Delaware Bylaws attached to this Proxy Statement. For each item summarized in the chart, there is a reference to a page of this Proxy Statement on which a more detailed discussion appears.


ISSUE                       DELAWARE                            CALIFORNIA

Indemnification of          Delaware law permits somewhat       California law permits
Directors and Officers      broader indemnification and could   indemnification under certain
(see page __).              result in indemnification of        limitations
                            directors and officers in
                            circumstances where California
                            law would not permit
                            indemnification.

Cumulative Voting for       Cumulative voting not available     Cumulative voting is mandatory
Directors (see page __).    under Delaware law because not      upon notice given by a
                            provided in the Delaware            shareholder at shareholder's
                            Certificate                         meeting at which directors are
                                                                to be elected. California law
                                                                permits NASDAQ National Market
                                                                System ("NASDAQ") corporations
                                                                with over 800 equity security
                                                                holders to eliminate cumulative
                                                                voting. The California Articles
                                                                do not include such a provision.


Classified Board of         Delaware Certificate divides the    California Articles do not
Directors (see page __).    Board of Directors into three       provide for classes of directors.
                            classes.  Directors will serve
                            for three years, with one class
                            being elected each year.

Removal of Directors by     Removal only for cause by           Removal with or without cause by
Shareholders (see           affirmative vote of a majority of   affirmative vote of a majority
page __).                   the outstanding shares.             of the outstanding shares,
                                                                provided that shares voting
                                                                against removal could not elect
                                                                such director under cumulative
                                                                voting.

Filling Board Vacancies     Delaware law provides for the       California law permits (a) any
(see page __).              Delaware Court of Chancery to       holder of 5% or more of the
                            order an election to fill           corporation's voting stock
                            vacancies or newly created          ("Voting Stock") or (b) the
                            directorships upon the              superior court of the
                            application of the holders of 10%   appropriate county to call a
                            of the outstanding shares having    special meeting of shareholders
                            a right to vote for such            to elect the entire board if,
                            directors if, at the time of        after filling any vacancy, the
                            filing such vacancies or            directors then in office who
                            directorships, the directors then   have been elected by the
                            in office constitute less than a    shareholders constitute less
                            majority of the entire board as     than a majority of the directors
                            constituted immediately prior to    then in office.
                            any increase.

Who may Call Special        The Board of Directors, the         The Board of Directors, the
Shareholder Meeting (see    Chairman of the Board or the        Chairman of the Board, the
page __).                   President.                          President, or holders of 10% of
                                                                the shares entitled to vote at
                                                                the special meeting.

Action by Written Consent   Action by written consent not       Action by written consent
of Shareholders in Lieu     permitted by the Delaware           permitted.
of a Shareholder Vote       Certificate.  All shareholder
at Shareholder Meeting      action must take place by a
(see page __).              shareholder vote at a meeting of
                            shareholder.

Tender Offer Statute (see   Restricts hostile two-step          No comparable statue.
page 17).                   takeovers.

Amendment of Certificate    Amendments of all provisions of     Amendment of all provisions of
(see page __).              the Delaware Certificate (except    the California Articles requires
                            anti-takeover provisions)           approval by a majority of the
                            requires approval by a majority     Voting Stock of the Company.
                            of the Voting Stock of the
                            Delaware Company, amendment of
                            anti-takeover provisions requires
                            approval of 80% of the Voting
                            Stock of the Company.

Loans to Officers and       Board of Directors may authorize    Loans must be approved or
Directors (see page __).    if expected to benefit the          ratified by a majority of the
                            Company.                            outstanding shares.

Class Vote for              Generally not required unless a     A reorganization transaction
Reorganizations (see page   reorganization adversely affects    must generally be approved by a
__).                        a specific class of shares.         majority vote of each class of
                                                                shares outstanding.

Right of Shareholders to    Permitted for any purpose           Permitted for any purpose
Inspect Shareholder List    reasonably related to such          reasonably related to such
(see page __).              shareholder's interest as a         shareholder's interest as a
                            shareholder.                        shareholder.  Also, an absolute
                                                                right to 5% shareholders and
                                                                certain 1% shareholders.

Appraisal Rights (see       Generally available if              Available in certain
page __).                   shareholders receive cash in        circumstances if the holders of
                            exchange for the shares and in      5% of the class assert such
                            certain other circumstances.        rights.

Dividends (see page __).    Paid from surplus (including        Generally limited to the greater
                            paid-in and earned surplus or net   of (i) retained earnings or
                            profits).                           (ii) an amount which would leave
                                                                the Company with assets of 125%
                                                                of liabilities and current
                                                                assets of 100% of current
                                                                liabilities.

Other                       Responsive legislature and
                            larger body of corporate
                            case law in Delaware provides
                            more predictable corporate legal
                            environment in Delaware.



                   LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATIONS ON DIRECTOR LIABILITY

               Both California and Delaware permit a corporation to limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of certain duties as a director. The California and Delaware laws adopt a self-governance approach by enabling a corporation to take advantage of these provisions only if an amendment to the charter limiting such liability is approved by a majority of the outstanding shares or such language is included in the original charter.

               The California Articles eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

               The Delaware Certificate also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit director's liability for violation of, or otherwise relieve the Delaware Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

               Shareholders should recognize that the proposed reincorporation and associated measures are designed to shield a director from suits by the Delaware Company or its shareholders for monetary damages for negligence or gross negligence by the director in failing to satisfy the director's duty of care. As a result, an action for monetary damages against a director predicated on a breach of the duty of care would be available only if the Delaware Company or its shareholders were able to establish that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase. Consequently, the effect of such measures may be to limit or eliminate an effective remedy which might otherwise be available to a shareholder who is dissatisfied with the Board of Directors' decisions. Although an aggrieved shareholder could sue to enjoin or rescind an action taken or proposed by the Board of Directors, such remedies may not be timely or adequate to prevent or redress injury in all cases.

               The Company believes that directors are motivated to exercise due care in managing the Company's affairs primarily by concern for the best interests of the Company and its shareholders rather than by the fear of potential monetary damage awards. As a result, the Company believes that the reincorporation proposal should sustain the Board of Directors' continued high standard of corporate governance without any decrease in accountability by directors to the Company and its shareholders.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

               The California Bylaws and Delaware Bylaws relating to indemnification similarly require that the Company and the Delaware Company, respectively, indemnify its directors and officers to the fullest extent permitted by the respective state law, provided, that the Company and the Delaware Company may modify the extent of such indemnification by individual contracts with its directors and executive officers, and, provided, further, that the Delaware Company will not be required to indemnify any director or officer in connection with a proceeding initiated by such person unless the proceeding was authorized by the Board of Directors. The California Bylaws permit the Company to provide indemnification to its other officers, employees and agents as set forth in California law. The Delaware Bylaws only provide indemnification to directors, officers and anyone serving at the request of the Company as a director, officer, employee or agent of another corporation.

               California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. There are nonetheless certain differences between the laws of the two states, as well as the California and Delaware Bylaws.

               California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine and (b) no indemnification may be made under California law, without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval. Delaware allows indemnification of such expenses without court approval.

               Indemnification is permitted by California law providing the requisite standard of conduct is met, as determined by (1) a majority vote of a disinterested quorum of the directors, (2) independent legal counsel (if a quorum of independent directors is not obtainable), (3) a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party) or
(4) the court handling the action.

               Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination (1) by a majority of the disinterested directors, even though less than a quorum (2) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum,
(3) by independent legal counsel, regardless of whether a disinterested quorum of directors exists or (4) by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law as described above) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

               California law requires indemnification when the individual has successfully defended the action on the merits as opposed to Delaware law which requires indemnification relating to a successful defense on the merits or otherwise, but only for directors and officers.

               Both California law and the California Bylaws permit (as opposed to the Delaware Bylaws, which require) the Company to advance expenses related to any proceeding contingent on such persons' commitment to repay any advances unless it is determined ultimately that such persons are entitled to be indemnified.

               California corporations may include in their articles of incorporation a provision which extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by the California statute. The California Articles include such a provision.

               A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. Under Delaware law, rights to indemnification and expenses are non-exclusive, in that they need not be limited to those expressly provided by statute. California law is similar in that it permits non-exclusive indemnification if authorized in the Company's charter. The California Articles contain such an enabling provision. Under Delaware law and the Delaware Bylaws, the Delaware Company is permitted to indemnify its directors and officers within the limits established by law and public policy, pursuant to an express contract, bylaw provision, shareholder vote, vote of disinterested directors or otherwise, any or all of which could provide indemnification rights broader than those currently available under the California Bylaws or the California indemnification statutes.

               The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of the Company made prior to the proposed reincorporation. Nevertheless, the Board of Directors has recognized in considering this reincorporation proposal that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event they arise from a potential future case, and that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law, would result in expense to the Company which the Company would not incur if the Company were not reincorporated. The Board of Directors believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

               There is no pending or, to the Company's knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than California law.

INDEMNIFICATION AGREEMENTS

               The Delaware Company intends to enter into indemnification agreements with certain of its directors and officers. The indemnification agreements, among other things, require the Delaware Company to indemnify such officers and directors to the fullest extent permitted by Delaware law, and to advance to such directors all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The Delaware Company is also required to indemnify and to advance all expenses incurred by directors and officers seeking to enforce their rights under the indemnification agreements.

               Although the indemnification agreements offer substantially the same scope of coverage afforded by provisions in the Delaware Certificate and Delaware Bylaws, they provide greater assurance to officers and directors that indemnification will be available, because, as a contract, they cannot be modified unilaterally in the future by the Board of Directors of the Delaware Company or by the stockholders to eliminate the rights that they provide, an action that may be possible with respect to the relevant provisions of the Delaware Bylaws, at least as to prospective elimination of such rights. If the reincorporation is approved, the Company intends to enter into new indemnification agreements with its officers and directors to replace those indemnification agreements entered into under the California Articles and California law.

                       OTHER MATTERS RELATING TO DIRECTORS

NUMBER OF DIRECTORS

               California law allows the number of persons constituting the board of directors of a corporation to be fixed by the bylaws or the articles of incorporation, or permits the bylaws to provide that the number of directors may vary within a specified range, the exact number to be determined by the board of directors. California law further provides that, in the case of a variable board, the maximum number of directors may not exceed two times the minimum number minus one. The California Bylaws provide for a Board of Directors that may vary between five and nine members, inclusive, and the Board of Directors has fixed the exact number of directors at seven. California law also requires that any change in the range of a variable Board of Directors specified in the articles and bylaws must be approved by a majority in interest of the outstanding shares entitled to vote (or such greater proportion of the outstanding shares as may be required by the articles of incorporation), provided that a change reducing the minimum number of directors to less than three cannot be adopted if votes cast against its adoption are equal to more than 16 2/3% of the outstanding shares entitled to vote. The California Bylaws require the vote of a majority of the outstanding shares to change the range of the Company's variable Board of Directors; provided, any amendment reducing the minimum number of directors to less than five (5) cannot be adopted if votes cast against are equal to more than 16 2/3% of the outstanding shares entitled to vote.

               Delaware law permits a board of directors to change the authorized number of directors by amendment to the bylaws unless the number of directors is fixed in the certificate of incorporation or the manner of fixing the number of directors is set forth in the certificate of incorporation, in which case the number of directors may be changed only by amendment of the certificate of incorporation or consistent with the manner specified in the certificate of incorporation, as the case may be. The Delaware Certificate provides that the number of directors shall be no less than five (5) and no more than nine (9) directors. The Delaware Bylaws provide that the exact number of directors is to be determined by resolution of the Board of Directors.

CLASSIFICATION OF THE BOARD OF DIRECTORS AND CERTAIN OTHER RELATED MATTERS

               Under California law, California corporations meeting certain qualifications may amend their articles of incorporation to provide for a classified board, but for corporations not so qualified directors must be elected annually and a classified board is not permitted. The California Articles and California Bylaws now provide that all directors are to be elected annually for a term of one year. Delaware law permits, but does not require, provisions in a certificate of incorporation or bylaws that provide for a classified board of directors. To enhance continuity and stability of the Board of Directors and the policies formulated by the Board, the Delaware Certificate provides for classification of the Board of Directors (the "Classified Board Provision"). The Classified Board Provision provides that directors will be classified into three classes, as nearly equal in number as possible. Class I would hold office initially for a term expiring at the 2000 annual meeting of stockholders; Class II would hold office initially for a term expiring at the 2001 annual meeting of stockholders; and Class III would hold office initially for a term expiring at the 2002 annual meeting of stockholders. At each annual meeting of stockholders following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors have been duly elected and qualified.

               Under Delaware law, directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors are elected and shall have qualified. Delaware law also provides that, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause. The Delaware Certificate will not provide otherwise.

               The Classified Board Provision will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Delaware Company. Currently, a change in control of the Board of Directors of the Company can be made by stockholders holding a plurality of the votes cast at a single annual meeting of stockholders. If the stockholders approve the Reincorporation, it will take at least two annual meetings of stockholders for even a majority of stockholders to make a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.

               Because of the additional time required to change control of the Board of Directors, the Classified Board Provision will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Delaware Company. Because the Classified Board Provision will increase the amount of time required for a takeover bidder to obtain control of the Delaware Company without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of the Delaware Company's outstanding stock, it will tend to discourage certain tender offers, perhaps including some tender offers that stockholders may feel would be in their best interests. The Classified Board Provision will also make it more difficult for the stockholders to change the composition of the Board of Directors even if the stockholders believe such a change would be desirable.

               The Classified Board Provision is designed to assure continuity and stability in the Board of Directors' leadership and policies. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. The Board of Directors also believes that the Classified Board Provision will assist the Board of Directors in protecting the interests of the Delaware Company's stockholders in the event of an unsolicited offer for the Delaware Company.

               This Classified Board Provision is intended to encourage persons seeking to acquire control of the Delaware Company, including through proxy fights or hostile takeovers, to initiate such efforts through negotiations with the Board of Directors. The Board of Directors believes that the Classified Board Provision will help give the Board of Directors the time necessary to evaluate unsolicited offers, as well as appropriate alternatives, in a manner which assures fair treatment of the Delaware Company's stockholders. The Classified Board Provision is also intended to increase the bargaining leverage of the Board of Directors, on behalf of the Delaware Company's stockholders, in any negotiations concerning a potential change of control of the Delaware Company. The Classified Board Provision will, however, make more difficult or discourage a proxy contest or the assumption of control by a substantial stockholder and thus could increase the likelihood that incumbent directors will retain their positions. The Classified Board Provision could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Delaware Company even though such attempt might be beneficial to the Delaware Company's stockholders.

               The Delaware Certificate contains certain provisions that could be characterized as specific "anti-takeover" provisions. The Delaware Certificate permits the Delaware Company to issue "blank check" preferred stock, with such designations, rights and preferences as may be determined from time to time by the Board of Directors, without stockholder approval. The Delaware Certificate currently authorizes the issuance of 5,000,000 shares of preferred stock of which 15,001 shares will be issued in exchange for existing preferred stock. The authorized and available preferred stock could be issued by the Delaware Company and used to discourage a change in the control of the Delaware Company.

               The Classified Board Provision is permitted by Delaware law and is consistent with the rules of NASDAQ on which the Delaware Company's Common Stock will be traded. The Classified Board Provision is not being implemented as the result of any specific efforts of which the California Company or the Delaware Company is aware to obtain control of the Delaware Company.

               The Classified Board Provision described herein is set forth in Exhibit B to this Proxy Statement. The preceding description of the Classified Board Provision is qualified in its entirety by reference to Exhibit B.

CUMULATIVE VOTING FOR DIRECTORS

               Cumulative voting permits the holder of each share of stock entitled to vote in the election of directors to cast that number of votes which equal the number of directors to be elected. The holder may allocate all votes represented by a share to a single candidate or may allocate those votes among as many candidates as he chooses. Thus, a shareholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative. In contrast, under non-cumulative voting, the holder or holders of a majority of the shares entitled to vote in an election of directors will be able to elect all the directors of the Company.

               Under California law, cumulative voting in the election of directors is mandatory upon notice given by a shareholder at a shareholders' meeting at which directors are to be elected. In order to cumulate votes a shareholder must give notice at the meeting, prior to the voting, of the shareholder's intention to vote cumulatively. If any one shareholder gives such a notice, all shareholders may cumulate their votes. However, California law permits a company, by amending its articles of incorporation or bylaws, to eliminate cumulative voting when the Company's shares are listed on a national stock exchange or traded on NASDAQ and are held by at least 800 equity security holders. The California Articles do not include such a provision.

               Cumulative voting is not available under Delaware law unless so provided in the corporation's certificate of incorporation. The Delaware Certificate does not provide for cumulative voting.

               The elimination of cumulative voting could deter investors from acquiring a minority block in the Company with a view toward obtaining a board seat and influencing Company policy. It is also conceivable that the absence of cumulative voting might deter efforts to seek control of the Company, which some shareholders might deem favorable.

REMOVAL OF DIRECTORS

               Under California law, a director may be removed with or without cause by the affirmative vote of a majority of the outstanding shares, provided that the shares voted against removal would not be sufficient to elect the director by cumulative voting. Under Delaware law, unless the board is classified or cumulative voting is permitted, a director can be removed from office during his term by shareholders with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors. Since the Delaware Certificate provides for a classified board, the Delaware Bylaws provide that the Company's directors may be removed from office only for cause by the affirmative vote of the holders of a majority of shares then entitled to vote at the election of directors. The term "cause" with respect to the removal of directors is not defined in the Delaware General Corporation Law and its meaning has not been precisely delineated by the Delaware courts.

FILLING BOARD VACANCIES

               Under California law, if, after the filling of any vacancy by the directors of a corporation, the directors then in office who have been elected by the corporation's shareholders constitute less than a majority of the directors then in office, then: (i) any holder of more than 5% of the corporation's Voting Stock may call a special meeting of shareholders, or (ii) the superior court of the appropriate county may order a special meeting of the shareholders to elect the entire board of directors of the corporation. Delaware law provides that if, at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the entire board of directors as constituted immediately prior to any increase, the Delaware

Court of Chancery may, upon application of any shareholder or shareholders holding at least 10% of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office.

               The proposed Delaware Bylaws provide that vacancies shall be filled by the affirmative vote of a majority of directors then in office, even if such directors comprise less than a quorum of the Board of Directors.

CAPITALIZATION

               Currently, the Company's capital stock consists of 40,000,000 authorized shares of Common Stock, no par value, of which 11,588,882 shares were issued and outstanding as of April 9, 1999, and 5,000,000 authorized shares of Preferred Stock, no par value, of which 2,500 shares of Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock, 5,500 shares of Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock, 7,000 shares of Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock and 1 share of Voting Preferred Stock were issued and outstanding as of April 9, 1999.

               Upon the effectiveness of the reincorporation, the Delaware Company will have the same number of outstanding shares of Common Stock, Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock, Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock, Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock and Voting Preferred Stock that the Company had outstanding immediately prior to the reincorporation.

               The capitalization of the Delaware Company is identical to the capitalization of the Company with the addition of a per share par value, with authorized capital stock of 40,000,000 shares of Common Stock, $.001 par value and 5,000,000 shares of Preferred Stock, $.001 par value, consistent with maintaining adequate capitalization for the current needs of the Company. The Delaware Company's authorized but unissued shares of, Common and Preferred Stock will be available for future issuance.

               Under the Delaware Certificate, as under the California Articles, the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares constituting any such series and to determine the designation thereof.

               The Board of Directors may authorize the issuance of Preferred Stock for the purpose of adopting shareholder rights plans or in connection with various corporate transactions, including corporate partnering arrangements. If the reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of Preferred Stock, except as required by law or regulation. See "-- Anti-Takeover Measures."

SHAREHOLDER POWER TO CALL SPECIAL SHAREHOLDERS' MEETING

               Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board of Directors, the President or the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws. Under Delaware law, a special meeting of shareholders may be called by the Board of Directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Delaware Certificate and Bylaws provide that such a meeting may be called only by the Board of Directors, the Chairman of the Board of Directors or the President, and not by any other person or persons.

ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

               Under California and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Both California and Delaware law permits a corporation to eliminate the ability of stockholders to act by written consent in its charter. The Delaware Certificate, unlike the California Articles, prohibits shareholders from acting by written consent in lieu of a meeting.

               Elimination of shareholder power to act by written consent may lengthen the amount of time required to take shareholder actions because certain actions by written consent are not subject to the minimum notice requirement of a shareholders' meeting. The elimination of shareholder power to act by written consent may deter hostile takeover attempts because of the lengthened shareholder approval process. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of the Delaware Company's capital stock will not be able to amend the Delaware Bylaws or remove directors pursuant to a written consent. Any such holder or group of holders would have to wait until a shareholders' meeting is held to take any such action. The Board of Directors believes this provision, like the other provisions to be included in the Delaware Certificate and Delaware Bylaws, will enhance the Board of Directors' opportunity to fully consider and effectively negotiate in the context of a takeover attempt.

ADVANCE NOTICE REQUIREMENT FOR SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

               There is no specific statutory requirement under either California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the date stated in the proxy statement released in connection with the previous year's annual meeting.

               The Delaware Bylaws provide that, in order for director nominations or shareholder proposals to be properly brought before the annual meeting, the shareholder must have delivered timely notice to the Secretary of the corporation. To be timely under the Delaware Bylaws, notice must be delivered not less than 70 nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. If the date of the annual meeting has been advanced by more than 20 days or delayed by more than 70 days from such anniversary date, the

Delaware Bylaws provide that notice must be given not more than 90 days nor less than 70 days prior to the annual meeting or within the 10 days following the day on which public announcement of the meeting is made. These notice requirements help ensure that shareholders are aware of all proposals to be voted on at the annual meeting and have the opportunity to consider each proposal in advance of the annual meeting.

                             ANTI-TAKEOVER MEASURES

               Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with shareholders and other parties than do the laws of many other states, including California. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Such measures are either not currently permitted or are more narrowly drawn under California law. Among these measures are the elimination of the right of shareholders to call special shareholders' meetings which is described above. In addition, certain types of "poison pill" defenses (such as shareholder rights plans) discussed below have been upheld by Delaware courts, while California courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in California less certain.

SHAREHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS

               In the last several years, a number of states (but not California) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law ("Section 203"), certain "business combinations" by Delaware corporations with "interested stockholders" are subject to a three-year moratorium unless specified conditions are met. Under
Section 1203 of the California General Corporation Law, certain business combinations with a majority shareholder are subject to specified conditions, but there is no equivalent provision to Section 203, which addresses business combinations with a significant but not majority shareholder.

               Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested shareholder" for three years following the date that such person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

               For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

               The three-year moratorium imposed on business combinations by
Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the voting stock not owned by the interested stockholder.

               Section 203 only applies to Delaware corporations which have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the NASDAQ Stock Market or (iii) held of record by more than 2,000 stockholders. Since the Delaware Company will have a class of voting stock authorized for quotation on NASDAQ, Section 203 will be immediately applicable to the Delaware Company following the Reincorporation. A Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by majority stockholder vote and may not be further amended by the board of directors. The Delaware Company does not intend to elect not to be governed by Section 203.

               The constitutionality of Section 203 is challenged from time to time in lawsuits arising out of ongoing takeover disputes, and it is not yet clear whether and to what extent its constitutionality will be upheld by the courts. Although the United States District Court for the District of Delaware has consistently upheld the constitutionality of Section 203, the Delaware Supreme Court has not yet considered the issue. The Company believes that so long as the constitutionality of Section 203 is upheld, Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also has the effect of limiting the ability of a potential Delaware acquiror to make a two-tiered bid for the Delaware Company in which all stockholders would not be treated equally. Shareholders should note that the application of Section 203 to the Delaware Company will confer upon the Board the power to reject a proposed business combination, even though a potential acquiror may be offering a substantial premium for the Delaware Company's shares over the then-current market price (assuming the stock is then publicly traded). Section 203 should also discourage certain potential acquirors unwilling to comply with its provisions.

SHAREHOLDER RIGHTS PLAN

               In connection with the Reincorporation, the Delaware Company Board of Directors will declare a dividend of one right (a "Right") on each share of Common Stock of the Delaware Company (the "Delaware Common Stock"), effective immediately prior to the effective time of the Reincorporation. As part of the Reincorporation, shareholders of the Company are being asked to ratify the Preferred Share Purchase Rights Plan to be adopted by the Delaware Company and pursuant to which the Rights will be issued. Each Right entitles the registered holder to purchase from the Delaware Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $.001 per share, of the Delaware Company (the "Preferred Stock") at a price of $_____________ per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights will be set forth in a Rights Agreement (the "Rights Agreement"), between the Company and, as Rights Agent (the "Rights Agent"), the form of which is attached hereto as Exhibit D.

               Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding shares of Delaware Common Stock or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding shares of Delaware Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Delaware Common Stock certificates outstanding as of the Record Date, by such Delaware Common Stock certificate together with a copy of this Summary of Rights.

               The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Delaware Common Stock. Until the Distribution Date (or earlier expiration of the Rights), new Delaware Common Stock certificates issued after the Record Date upon transfer or new issuances of Delaware Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of Delaware Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Delaware Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Delaware Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

               The Rights are not exercisable until the Distribution Date. The Rights will expire on ______________, 2009 (the "Final Expiration Date"), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Delaware Company, in each case as described below.

               The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

               The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Delaware Common Stock payable in shares of Delaware Common Stock or subdivisions, consolidations or combinations of the Delaware Common Stock occurring, in any such case, prior to the Distribution Date.

               Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $10 per share but will be entitled to an aggregate dividend of 1000 times the dividend declared per share of Delaware Common Stock. In the event of liquidation, dissolution or winding up of the Delaware Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of $1000 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 1000 times the payment made per share of Delaware Common Stock. Each share of Preferred Stock will have 1000 votes, voting together with the Delaware Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Delaware Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1000 times the amount received per share of Delaware Common Stock. These rights are protected by customary antidilution provisions.

               Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Delaware Common Stock.

               In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of Delaware Common Stock having a market value of two times the exercise price of the Right.

               In the event that, after a person or group has become an Acquiring Person, the Delaware Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of Delaware Common Stock of the person with whom the Delaware Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

               At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Delaware Common Stock, the Board of Directors of the Delaware Company may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of Delaware Common Stock or Preferred Stock (or a series of the Delaware Company's preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Delaware Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

               With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Delaware Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Delaware Company, be evidenced by depository receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Delaware Common Stock.

               At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Delaware Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), payable, at the option of the Delaware Company, in cash, shares of Delaware Common Stock or such other form of consideration as the Board of Directors of the Delaware Company shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

               For so long as the Rights are then redeemable, the Delaware Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Delaware Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

               Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Delaware Company, including, without limitation, the right to vote or to receive dividends.

               The foregoing summary of certain terms of the Rights Agreement is qualified in its entirety by reference to the form of the Rights Agreement, a copy of which is attached as Exhibit D. The Rights will be registered under the Exchange Act pursuant to a Registration Statement on Form 8-A to be filed by the Delaware Company. In the event the Rights become exercisable, the Delaware Company will register the shares of Preferred Stock for which the Rights may become exercised in accordance with applicable law.

ADDITIONAL ANTI-TAKEOVER MEASURES

               There can be no assurance that the Board of Directors would not adopt any further anti-takeover measures available under Delaware law (some of which may not require shareholder approval). Moreover, the availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of the Delaware Company's shareholders may deem to be in their best interests or in which shareholders may receive a premium for their shares over then current market prices. As a result, shareholders who might desire to participate in such transactions may not have the opportunity to do so. Shareholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, may be to limit in certain respects the rights of shareholders of the Delaware Company compared with the rights of shareholders of the Company.

               The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms which may be less than favorable to all of the shareholders than would be available in a board-approved transaction) are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board of Directors to fully consider the proposed takeover attempt and actively negotiate its terms are in the best interests of the Company and its shareholders.

               In addition to the various anti-takeover measures that would be available to the Delaware Company after the reincorporation due to the application of Delaware law, the Delaware Company would retain the rights currently available to the Company under California law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed reincorporation, shares of authorized and unissued Delaware Common Stock and preferred stock of the Delaware Company (the "Delaware Preferred Stock") could (within the limits imposed by applicable law) be issued in one or more transactions, or Delaware Preferred Stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of the Delaware Company. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Delaware Common Stock and Delaware Preferred Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Delaware Company.

               It should be noted that the voting rights to be accorded to any unissued series of Delaware Preferred Stock remain to be fixed by the Delaware Board of Directors. Accordingly, if the Delaware Board of Directors so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of Delaware Common Stock of the Delaware Company under certain circumstances or have other terms which might make acquisition of a controlling interest in the Delaware Company more difficult or more costly, including the right to elect additional directors to the Delaware Board of Directors. Potentially, the Delaware Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Delaware Company. Also, the Delaware Preferred Stock could be privately placed with purchasers who might side with the management of the Delaware Company in opposing a hostile tender offer or other attempt to obtain control.

               If the reincorporation is approved it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of the Delaware Preferred Stock or Delaware Common Stock of the Delaware Company, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance would be a detriment to the Delaware Company and its shareholders. The Board of Directors does not intend to issue any Preferred Stock except on terms which the Board of Directors deems to be in the best interests of the Delaware Company and its then existing shareholders.

AMENDMENT OF CERTIFICATE

               The California Articles provide that the provisions thereof may be amended by the affirmative vote of a simple majority of the holders of the outstanding Voting Stock of the Company. The Delaware Certificate provides that all provisions thereof other than certain anti-takeover provisions (i.e., the classified board, elimination of the ability to act by written consent and limitation on ability to call special meetings of stockholders) may be amended by the affirmative vote of 80% of the voting power of the Voting Stock of the Company.

AMENDMENT OF BYLAWS

               The California Bylaws provide that the provisions can be amended by the affirmative vote of the holders of a majority of the voting power of the Voting Stock of the Company. The Delaware Certificate provides that the Delaware Bylaws may be amended by the affirmative vote of 80% of the voting power of the Voting Stock of the Company.

                           OTHER STATE LAW DIFFERENCES

LOANS TO OFFICERS, DIRECTORS AND EMPLOYEES

               California law provides that any loan or guaranty (other than loans to permit the purchase of shares under certain stock purchase plans) for the benefit of any officer or director, or any employee benefit plan authorizing such loan or guaranty (except certain employee stock purchase plans), must be approved by the shareholders of a California corporation.

               Under Delaware law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when, in the judgment of the board of directors, the loan or guaranty may reasonably be expected to benefit the corporation. Both California law and Delaware law permit such loans or guaranties to be unsecured and without interest.

CLASS VOTE FOR CERTAIN REORGANIZATIONS

               With certain exceptions, California law requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. Delaware law generally does not require class voting for such transactions, except in certain situations involving an amendment to the certificate of incorporation which adversely affects a specific class of shares.

               California law also requires that holders of a California corporation's Common Stock receive nonredeemable Common Stock in a merger of the corporation with the holder (or an affiliate of the holder) of more than 50% but less than 90% of its Common Stock, unless all of the holders of its Common Stock consent to the merger or the merger has been approved by the California Commissioner of Corporations at a "fairness" hearing. This provision of California law may have the effect of making a cash "freezeout" merger by a majority shareholder more difficult to accomplish. A cash freezeout merger is a transaction whereby a minority shareholder is forced to relinquish his share ownership in a corporation in exchange for cash, subject in certain instances to dissenters' rights. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally. See "Significant Changes Caused By Reincorporation -- Stockholder Approval of Certain Business Combinations".

INSPECTION OF SHAREHOLDER LISTS

               California law provides for an absolute right of inspection of the shareholder list for shareholders holding 5% or more of a corporation's Voting Stock or shareholders holding 1% or more of such shares who have filed a
Schedule 14B with the SEC. Delaware law provides no such absolute right of shareholder inspection. However, both California and Delaware law permit any shareholder of record to inspect the shareholder list for any purpose reasonably related to that person's interest as a shareholder.

APPRAISAL RIGHTS

               Under both California law and Delaware law, a shareholder of a corporation participating in certain mergers and reorganizations may be entitled to receive cash in the amount of the "fair value" (Delaware) or "fair market value" (California) of its shares, as determined by a court, in lieu of the consideration it would otherwise receive in the transaction. The limitations on such dissenters' appraisal rights are somewhat different in California and Delaware.

               Shareholders of a California corporation, the shares of which are listed on a national securities exchange or on the OTC margin stock list, generally do not have appraisal rights unless the holders of at least 5% of the class of outstanding shares assert the appraisal right. In any reorganization in which one corporation or the shareholders of one corporation own more than 5/6 of the voting power of the surviving or acquiring corporation, shareholders are denied dissenters' rights under California law. For this reason, appraisal rights will not be available to shareholders in connection with the reincorporation proposal.

               Under Delaware law appraisal rights are not available to shareholders with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or designated as a national market system security or an interdealer quotation system security by the National Association of Securities Dealers, Inc., or are held of record by more than 2,000 holders if the shareholders receive shares of the surviving corporation or shares of any other corporation which are similarly listed or dispersed, and the shareholders do not receive any other property in exchange for their shares except cash for fractional shares. Appraisal rights are also unavailable under Delaware law to shareholders of a corporation surviving a merger if no vote of those shareholders is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately before the merger and certain other conditions are met.

HOLDING COMPANY REORGANIZATION

               A new Section 251(g) has been added to the General Corporation Law permitting a Delaware corporation to reorganize as a holding company without stockholder approval. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly owned subsidiary of the corporation, which would be the new holding company. The statute eliminates the requirement for a stockholder vote on such a merger but contains several provisions designed to ensure that the rights of stockholders are not changed by or as a result of the merger, except and to the extent that such rights could be changed without such a stockholder approval under existing law.

               Thus, the resulting holding company must be a Delaware corporation and have the same certificate of incorporation (except for provisions that could have been amended or deleted without stockholder approval), bylaws, and directors that the corporation had prior to the reorganization. The corporation or its successor must, as a result of the reorganization, become a direct or indirect wholly owned subsidiary of the holding company and must retain the same certificate of incorporation and bylaws that the corporation had prior to the reorganization (except that the capitalization may be reduced and except for the addition of the provision described in the next sentence). To ensure that the voting rights of the stockholders of the corporation are not changed or evaded as a result of the reorganization, the statute requires that the certificate of incorporation of the corporation provide that any extraordinary transactions involving the corporation be approved by the stockholders of the holding company by the same vote required of the stockholders of the corporation under the General Corporation Law and/or by the corporation's certificate of incorporation. To ensure that any restrictions on stockholders of the corporation imposed by
Section 203 or any exemption from such restrictions, remains unaffected by a holding company reorganization, the statute further provides that the provisions of Section 203 will apply to persons who are stockholders of the holding company immediately after the effectiveness of a holding company reorganization to the same extent that they applied to stockholders of the corporation immediately prior to the reorganization. In order for no stockholder vote to be required, a holding company reorganization must be tax-free for federal income tax purposes to stockholders of the corporation. Appraisal rights are not available to stockholders in a merger that qualifies as a holding company reorganization.

FAIRNESS OPINION REQUIREMENT

               California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to the shareholders. This fairness opinion requirement does not apply to a corporation which does not have shares held of record by at least 100 persons, or to a transaction which has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision, and the stockholders of the Delaware Company might, therefore, be deprived of an opportunity to consider such other proposal.

VOTING AND APPRAISAL RIGHTS IN CERTAIN TRANSACTIONS

               Delaware law does not provide shareholders with voting or appraisal rights when a corporation acquires another business through the issuance of its stock, whether in exchange for assets or stock or in a merger with a subsidiary. California law treats these kinds of acquisitions in the same manner as a merger of the corporation directly with the business to be acquired and provides appraisal rights in the circumstances described in the preceding section.

DIVIDENDS

               Under California law, any dividends or other distributions to shareholders, such as redemptions, are limited to the greater of (i) retained earnings or (ii) an amount which would leave the corporation with assets (excluding certain intangible assets) equal to at least 125% of its liabilities (excluding certain deferred items) and current assets equal to at least 100% (or, in certain circumstances, 125%) of its current liabilities. Delaware law allows the payment of dividends and redemption of stock out of surplus (including paid-in and earned surplus) or out of net profits for the current and immediately preceding fiscal years. The Company has never paid cash dividends and has no present plans to do so.

               APPLICATION OF CALIFORNIA LAW AFTER REINCORPORATION

               California law provides that if (i) the average of certain property, payroll and sales factors results in a finding that more than 50% of the Delaware Company's business is conducted in California, and in a particular fiscal year more than 50% of the Delaware Company's outstanding voting securities are held of record by persons having addresses in California, and (ii) the Company's shares are traded in the NASDAQ and are held by fewer than 800 equity security holders, as of its most recent annual meeting of shareholders, then the Delaware Company would become subject to certain provisions of California law regardless of its state of incorporation. The Company does not currently meet all of the above requirements.

               Because the Company's Common Stock is traded in the NASDAQ and the Company's shares are held by at least 800 equity security holders, as of its most recent annual meeting of shareholders, California law will not initially apply to the Delaware Company if the reincorporation is approved. The Company would not be subject to California law as long as it continued to not satisfy at least one of the above stated requirements.

               If the Delaware Company were to become subject to the provisions of California law referred to above, and such provisions were enforced by California courts in a particular case, many of the Delaware laws described in this Proxy Statement would not apply to the Delaware Company. Instead, the Delaware Company could be governed by certain California laws, including those regarding liability of directors for breaches of the duty of care, indemnification of directors, dissenters' rights of appraisal, removal of directors as well as certain other provisions discussed above, to the exclusion of Delaware law. The effects of applying both Delaware and California laws to a Delaware corporation whose principal operations are based in California have not yet been determined.

             FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

               The reincorporation provided for in the Merger Agreement is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or the Delaware Company. Each former holder of capital stock of the Company will have the same basis in the capital stock of the Delaware Company received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to the Delaware Company's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

               A successful IRS challenge to the reorganization status of the proposed reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of the Company's Common Stock exchanged in the proposed reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of exchange therefor. In such event, a shareholder's aggregate basis in the shares of Company's

Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such Common Stock.

               The foregoing is only a summary of certain federal income tax consequences. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

                                   PROPOSAL 3

    APPROVAL OF AMENDMENT TO THE COMPANY'S 1998 STOCK OPTION AND AWARDS PLAN

GENERAL


               The Company's 1998 Stock Option and Award Plan (the "1998 Plan") was adopted by the Board of Directors in August 1998, and approved by the shareholders in October 1998. The 1998 Plan provides for the grants of (i) qualified incentive stock options ("ISOs") which meet the requirements of
Section 422 of the Code; (ii) stock options not so qualified ("NQSOs"); (iii) deferred stock in which delivery of Common Stock occurs upon expiration of a deferral period; (iv) restricted stock, in which Common Stock is granted to participants subject to restrictions on transferability and other restrictions, which lapse over time; (v) performance shares, consisting of a right to receive Common Stock subject to restrictions based upon the attainment of specified performance criteria; and (vi) stock appreciation rights, whether in conjunction with the grant of stock options or independent of such grant, or stock appreciation rights that are only exercisable in the event of a change in control of the Company (as defined in the 1998 Plan) or upon other events (collectively, items (iii) through (vi) are referred to herein as "Awards"). Only 321,422 options (plus any shares that might in the future be returned as a result of cancellations or expiration of options) currently remain available for grant under the 1998 Plan, and only 260,250 options remain available under the Company's 1993 Employee Stock Option Plan.

               In February 1999, the Board determined that the number of shares available for grant as options was not sufficient to enable the Company to attract and retain management and other personnel necessary to effect the Company's service expansion plans or to incentivize existing and future personnel and maintain ownership percentages represented by options held by certain members of existing management so as to sufficiently align the interests of management with that of the shareholders.

               Consequently, the Board determined that it was in the interests of the Company and its shareholders to increase the number of shares authorized for issuance under the 1998 Plan from 2,000,000 to 2,500,000, an increase of 500,000 shares. At its February 1999 Board meeting, the Board approved the amendment to the 1998 Plan, subject to shareholder approval.

The shareholders are now being requested in this Proposal 3 to approve the amendment to the 1998 Plan.

               The essential features of the 1998 Plan are outlined below. Copies of the 1998 Plan are available upon request to the Secretary of the Company.

THE 1998 PLAN

               Purpose. The purpose of the 1998 Plan is (a) to advance the interests of the Company and its shareholders by improving the Company's ability to attract and retain highly qualified personnel and to provide an incentive to others whose job performance affects the Company, including Nonemployee Directors of the Company, (b) to align Nonemployee Directors' personal interests more closely with those of the shareholders of the Company, (c) to promote ownership by Nonemployee Directors of a greater proprietary interest in the Company, and to facilitate management of the Company's cashflow.

               Eligibility. The Administrator has the authority under the 1998 Plan, among other things, to (i) select the employees of the Company, any subsidiary, a parent corporation or the Manager who shall be eligible under the 1998 Plan; (ii) determine the form of awards, or combinations thereof, and whether such awards are to operate on a tandem basis or in conjunction with other awards; (iii) determine the number of shares of Common Stock or rights covered by an award; and (iv) determine the terms and conditions of any awards granted under the 1998 Plan. ISOs may be granted to the officers and key employees of the Company and its subsidiaries. NQSOs and Awards may be granted to the directors, officers, key employees and agents and consultants of the Company and its subsidiaries.

               Automatic Grants to Nonemployee Directors. In December 1995, the Company had adopted the Nonemployee Director Stock Compensation Plan under which each Director was entitled to elect to receive shares of Company Common Stock in lieu of cash directors' fees, thereby aligning the interest of the Company's Board more closely with its shareholders and preserving cash. Each Nonemployee Director had elected to do so. However, no stock remained available under the 1996 Nonemployee Director Stock Compensation Plan for the months commencing December 1, 1997, and the directors elected to accrue stock to be delivered subject to and upon shareholder approval of an increase in the number of shares available for such purpose, or if such Plan were not amended, to receive cash. In lieu of cash compensation to the Nonemployee Directors for their services on the Board for such period, the Nonemployee Directors agreed to accept options. Accordingly, each Director of the Company who was not an employee of the Company and served on the Board from December 1997 through September 1998 automatically received upon shareholder approval of the Plan in October 1998 as compensation for past services a NQSO to purchase 20,553 shares (the Fair Market Value of a share of Common Stock on the date of grant), at $1.96875 per share, exercisable immediately and shall continue to be exercisable for ten (10) years after the date of grant, provided that the Director continues to serve as a Director of the Company, or as set forth in the 1998 Plan should the Director cease to be a Director.

               Additionally, the 1998 Plan provides that in lieu of director fees, each Nonemployee Director will receive NQSO's for services subsequent to October 1, 1998. Each Nonemployee Director serving as of the date this Plan was approved by the shareholders was automatically granted on such date as compensation for his future services as a Director a Non-Qualified Stock Option (the "Initial Grant") to purchase 137,143 shares (the Fair Market Value of a share of Common Stock on the date of grant), at $1.96875 per share, exercisable one third immediately, and additional one third on each of the first and second anniversaries of the grant (provided the Director continues to serve as a Director), and continuing to be exercisable for ten (10) years after the date of grant, provided that the Director continues to serve as a Director of the Company, or as set forth in the 1998 Plan should he cease to be a Director. New Nonemployee Directors shall receive Initial Grants upon their first election or appointment to the Board unless there are any changes in accounting requirements which would result in such grants having a material adverse impact on the Company's results of operations, in which case their Initial Grants shall be on the terms set forth in Subparagraph (ii) below for Subsequent Grants.

               Under the 1998 Plan, each Nonemployee Director then serving will receive on the third anniversary of his or her Initial Grant and each anniversary thereafter ("Subsequent Grants") an automatic grant of an NQSO to purchase a number of shares calculated as follows: (i) $30,000 (the amount such Director would otherwise have been paid for his services during such period) shall be multiplied by 3 (a multiplier chosen to reflect that the Director will have to purchase such shares); (ii) the product of (i) shall be divided by the Fair Market Value of a share of Common Stock on the date of grant, which quotient shall be the number of shares for which the Option is granted. The purchase price of each share under such Non-Qualified Stock Option shall equal the Fair Market Value of a share of Common Stock on the date of such grant. Each Subsequent Grant to Nonemployee Directors in lieu of compensation shall be exercisable immediately, and shall continue to be exercisable for ten (10) years after the date of grant, provided that the Director continues to serve as a Director of the Company, or as set forth in the 1998 Plan should be cease to be a Director.

               Administration of the 1998 Plan. The 1998 Plan is administered by the Board of Directors, or by a Committee appointed by the Board of Directors (the "Administrator").


               Shares Subject to the 1998 Plan. The 1998 Plan, as amended, provides that a total of 2,500,000 shares will be reserved and available for issuance under the 1998 Plan.


               There is no limit to the amount of Stock Options that may be granted to any individual. If an option granted under the 1998 Plan expires or terminates, or an Award is forfeited, the shares subject to any unexercised portion of such option or Award will again become available for the issuance of further options or Award under the 1998 Plan.

               Terms of Options. Options granted under the 1998 Plan will become exercisable in accordance with the terms of the grant made by the Administrator. Each Award will be subject to the terms and restrictions of the Award made by the Administrator. The Administrator has discretionary authority to select participants from among eligible persons and to determine at the time an option or Award is granted when and in what increments shares covered by the option may be purchased and, in the case of options, whether it is intended to be an ISO or a

NQSO; provided, however, that certain restrictions applicable to ISOs are mandatory, including a requirement that ISOs not be issued for less than 100% of the then Fair Market Value of the Common Stock (110% in the case of a grantee who holds more than 10% of the outstanding Common Stock) and a maximum term of ten (10) years (five (5) years in the case of a grantee who holds more than 10% of the outstanding Common Stock).

               Under current law, ISOs may not be granted to any director of the Company who is not also an employee or to directors, officers and other employees of entities unrelated to the Company.

               Each option must terminate no more than ten (10) years from the date it is granted (or five (5) years in the case of ISOs granted to an employee who is deemed to own in excess of 10% of the combined voting power of the Company's outstanding equity stock). Options may be granted on terms providing for exercise either in whole or in any part at any time or times during their respective terms, or only in specified percentages at stated time periods or intervals during the term of the option.

               The exercise price of any option granted under the 1998 Plan is payable in full in cash or its equivalent (including the withholding of shares) as determined by the Administrator. The Company may make loans available to option holders to exercise options evidenced by a promissory note executed by the optionholder and secured by a pledge of Common Stock with Fair Market Value at least equal to the principal of the promissory note unless otherwise determined by the Administrator.

               Adjustment Provisions. The 1998 Plan is subject to anti-dilution provisions for stock splits, stock dividends and similar events. In the event of a corporate transaction or event which affects the Common Stock, such that the Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the 1998 Plan, the Committee may then make an adjustment in the number and/or kind of securities issuable under the 1998 Plan in a manner that is proportionate to the change to the Common Stock and otherwise equitable in the number and kind of shares of Common Stock remaining available for issuance under the 1998 Plan.

               Amendment and Termination. The Board of Directors may from time to time revise or amend the 1998 Plan, and may suspend or discontinue it at any time. However, no such revision or amendment may impair the rights of any participant under any outstanding Award without his consent or may, without shareholder approval increase the number of shares subject to the 1998 Plan or decrease the exercise price of a stock option to less than 100% of Fair Market Value on the date of grant (with the exception of adjustments resulting from changes in capitalization), materially modify the class of participants eligible to receive options or Award under the 1998 Plan, materially increase the benefits accruing to participation under the 1998 Plan or extend the maximum option term under the 1998 Plan.

               Tax Consequences. The following is a brief summary of the United States federal income tax consequences of transactions under the 1998 Plan based on federal securities tax laws in effect as of this date. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or other country in which an optionee may reside. This summary does not purport to be complete. The Company advises all optionees to consult their own tax advisors concerning tax implications of options grants and exercises, and the disposition of shares acquired upon such exercise, under the 1998 Plan.

               Options granted under the 1998 Plan may be either "incentive stock options", as defined in Section 422 of the Code, or nonstatutory stock options.

               If an option granted under the 1998 Plan is an incentive stock option, under U.S. tax laws the optionee will recognize no income upon grant of the incentive stock option and generally incur no tax liability upon its exercise (provided certain employment requirements are met), although the exercise may give rise to alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after transfer of the shares to the optionee (and satisfaction of certain employment requirements), any gain will be treated as long-term capital gain under U.S. tax laws (measured by the proceeds of any sale over the amount paid for the shares). If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of disposition equal to the difference between the exercise price and the lower of the Fair Market Value of the stock at the date of the option exercise or the sale price of the stock. The Company will generally be entitled to a deduction in the same amount as the ordinary income recognized by the optionee, provided that the compensation is an ordinary and necessary business expense and is reasonable and the deduction limitations of Section 162(m) do not apply. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized under U.S. tax laws as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. Generally, the current tax rate on net capital gain (net long-term capital gain minus short-term capital loss) under current U.S. tax laws is capped at 20% for shares held more than one year. Capital losses are allowed under U.S. tax laws in full against capital gains plus $3,000 of other income.

               All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will generally not recognize any taxable income under U.S. tax laws at the time he or she is granted a nonstatutory option. However, upon its exercise, under U.S. tax laws the optionee will generally recognize ordinary income for tax purposes measured by the excess of the then Fair Market Value of the shares over the exercise price. In certain circumstances, for example, where the shares are subject to a substantial risk of forfeiture when acquired, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to employment tax and withholding by the Company by payment in cash or out of the current earnings paid to the optionee. The Company will generally be entitled to a deduction in the same amount as the ordinary income recognized by the optionee, provided that the compensation is an ordinary and necessary business expense and is reasonable and the deduction limitations of Section 162(m) do not apply. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated under U.S. tax laws as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

REQUIRED VOTE

               The adoption of the Amendment to the 1998 Stock Option and Award Plan (Proposal 3) requires the affirmative votes of the holders of a majority of the securities present or represented and entitled to vote. Abstentions on such proposals have the effect of "no" votes, but "broker non-votes" are not counted for purposes of determining whether the proposal has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1998 STOCK OPTION AND AWARD PLAN.


                                   PROPOSAL 4

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

               The Board of Directors of the Company has appointed Ernst & Young, certified public accountants, as independent auditors of the Company for the year ending December 31, 1999.

               Arthur Young & Company, the predecessor to Ernst & Young, began serving the Company in 1981. Ernst & Young has no direct financial interest or any material indirect financial interest in the Company or its subsidiaries, and has had no connection with the Company or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

               The Company anticipates that a representative of Ernst & Young will be present at the Annual Meeting. Such representative will have an opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

               The approval of the auditors (Proposal 4) requires the vote of a majority of the shares represented and voting; thus neither abstentions nor "broker non-votes" are counted in determining whether this proposal has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT AUDITORS OF THE COMPANY AND ITS SUBSIDIARIES FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

               The following table contains certain information as of April 1, 1999, as to each director, each individual included in the Summary Compensation Table, all officers and directors as a group and each person who, to the knowledge of the Company, was the beneficial owner of 5% or more of the outstanding voting securities. Persons named in the following table have sole voting and investment powers with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable, and other information contained in the footnotes to the table. Information with respect to beneficial ownership is based on the Company's records and data supplied to the Company by its shareholders.

                                                                   Amount and Nature of        Percent
Title of Class           Name of Beneficial Owner                 Beneficial Ownership(1)     of Class
--------------           ------------------------                 -----------------------     --------
Voting Preferred Stock   Hampshire Equity Partners II, L.P.                  1(2)                100.0

Common Stock             Hampshire Equity Partners II, L.P.          5,890,540(2)                 33.7

Common Stock             Carlos D. De Mattos                            49,314                      *

Common Stock             Jeffrey J. Dunnigan                            26,657

Common Stock             Benjamin P. Giess                           5,890,540(2)(3)              33.7

Common Stock             John F. Glade                                 211,200(4)
Common Stock             Rockell N. Hankin                             131,911                      *
Common Stock             Richard E. Mahmarian                          163,411                      *
Common Stock             Dennis E. Michael                              38,883                      *
Common Stock             Clarke E. Reynolds                            147,911                      *
Common Stock             Douglas J. Tullio                             537,367                     4.5
Common Stock             Sam Yau                                        43,636

Common Stock             All directors and officers as
                          a group (11 persons)                       7,245,830                    39.4


------------

* Does not exceed 1% of the outstanding shares of the voting securities of the Company.

(1) Includes shares issuable upon exercise of options and warrants which are presently exercisable or will become exercisable on or before June 1, 1999, in the following amounts: De Mattos: 45,714; Dunnigan, 25,000; Giess(3):
     5,890,540, Glade, 22,500; Hankin: 87,578; Mahmarian: 95,078; Michael,
     37,500; Reynolds: 87,578; Tullio: 470,998; Yau: 43,636; and by all officers and directors as a group: 6,806,122

(2) Hampshire Equity Partners II, L.P.'s (formerly known as ING Equity Partners II, L.P). ownership of one (1) share of Voting Preferred Stock entitles it to cast votes equivalent to the number of shares it has the right to acquire pursuant to outstanding warrants which as of June 1, 1999 is 5,844,826 shares of Common Stock. Pursuant to the Securities Purchase Agreement dated August 7, 1998, ING acquired 8,000 shares of Class A Preferred Stock as of September 1, 1998 and 7,000 shares of Class B Preferred Stock as of October 9, 1998. The address of Hampshire Equity Partners II, L.P. is 520 Madison Avenue, New York, New York 10022-4213.

(3) Mr. Giess disclaims beneficial ownership of the shares which are held by Hampshire Equity Partners II, L.P. and described in footnote (2) as well as shares for which he has been granted options as a director. Mr. Giess is prohibited from realizing any direct benefit from the option shares and holds the option shares for the benefit of Hampshire Equity Partners II, L.P. Mr. Giess is an executive officer of Lexington Equity Partners II, Inc., which is the general partner of Lexington Equity Partners II, L.P., the general partner of Hampshire Equity Partners II, L.P.; however, the Company has been advised that Mr. Giess does not exercise sole or shared voting or dispositive power with respect to the share of Voting Preferred Stock, the Preferred Stock or the outstanding warrants held by Hampshire Equity Partners II, L.P. described in footnote (2).

(4) Includes 156,200 shares held in a revocable trust of which Mr. Glade and his wife, Alana L. Glade, are sole trustees. Mr. and Mrs. Glade, acting jointly, have the power to vote and dispose of such shares.

MANAGEMENT COMPENSATION

        SUMMARY COMPENSATION TABLE

               The following table sets forth for each of the Company's executive officers earning in excess of $100,000 during the Transition Period ended December 31, 1998, compensation allocated or paid on or before April 1, 1999, for services in all capacities with the Company and its subsidiaries during the Transition Period ended December 31, 1998.


                                                         Annual Compensation                All Other Compensation
                                             -------------------------------------------   ------------------------
                                                                                                 Securities
      Name and                                                              Other Annual        Underlying
 Principal Position             Year*        Salary($)         Bonus($)    Compensation        Options/(#)(1)
 ------------------             -----        ---------         --------    ------------        --------------
Douglas J. Tullio               1998*         290,001          110,000          **                  436,237
President, CEO and              FY98          267,310          100,000          **                  100,000
Chairman of the                 FY97          225,004           90,000          **                  180,000
Board of Directors


Jeffrey J. Dunnigan(2)          1998*         122,091           39,600          **                   75,000
Vice President                  FY98
Finance and CFO and             FY97
Secretary


John F. Glade                   1998*         120,016           15,000          **                  20,000
Vice President,                 FY98          120,016            5,000          **                      --
Engineering and                 FY97          120,016           12,500          **                  20,000
Manufacturing,

Randy S. Parks(3)               1998*          94,988           46,405          **                      --
Vice President, AM              FY98           85,932           23,678                              40,000
Services Operation              FY97


Dennis E. Michael(3)            1998*          99,532           31,500          **                  30,000
Vice President of               FY98           92,092           20,000          **                  50,000
Marketing                       FY97



----------------

* Information for the 1998 period reflects the period from January 1, 1998, through December 31, 1998 and includes the Transition Period. Information for FY 1998 and FY 1997 reflects the Company's prior fiscal year periods from February 24, 1997 to February 22, 1998, and February 26, 1996 to February 23, 1997, respectively.


** Aggregate amount does not exceed 10% of the total of annual salary and bonus reported for the named executive officer.

(1) All options were granted under the 1993 Alpha Microsystems Employee Stock Option Plan and the 1998 Stock Option and Awards Plan.


(2) Mr. Dunnigan's employment with the Company did not commence until late in fiscal 1998, and his total compensation in fiscal 1998 was less than $100,000. Mr. Dunnigan was not an officer in fiscal 1997.

(3) Mr. Parks' and Mr. Michael's total compensation in fiscal 1997 was less than $100,000. Mr. Parks has resigned and is no longer an officer of the Company.


        STOCK OPTION GRANTS

               The following table provides information on stock options granted under the 1998 Alpha Microsystems Employee Stock Option Plan to the executive officers named in the Summary Compensation Table.

       OPTION GRANTS DURING TRANSITION PERIOD ENDED DECEMBER 31, 1998 (1)

                                                                      INDIVIDUAL GRANTS                   POTENTIAL REALIZABLE
                                                                      -----------------                       VALUE AT ASSUMED
                                                                                                          ANNUAL RATES OF STOCK
                                                                                                              PRICE APPRECIATION
                                       PERCENT OF TOTAL                                                        FOR OPTION TERM
                                          OPTIONS/SARS                                                  -------------------------
                                           GRANTED TO
                          NUMBER OF      EMPLOYEES IN
                         SECURITIES       TRANSITION                        MARKET
                          UNDERLYING      PERIOD ENDED    EXERCISE OF      PRICE ON
                         OPTIONS/SARS     DECEMBER 31,    BASE PRICE       DATE OF     EXPIRATION
NAME                      GRANTED(#)         1998          ($/SH)           GRANT         DATE           5%($)         10%($)
----                      ----------    --------------      ------           -----         ----           -----         ------
Douglas J. Tullio         330,998            23%           $1.96875        $1.96875    10/14/2008     $  410,438    $1,039,334
Chairman, President        55,239             4%           $ 3.9375        $3.9375     12/16/2008        136,993       346,235
and CEO


Jeffrey J. Dunnigan        25,000             2%           $1.96875         $1.968     10/14/2008     $   31,000     $  78,500


John F. Glade                  --            --                 --            --             --            --            --


Randy S. Parks                 --            --                 --            --             --            --            --


Dennis E. Michael              --            --                 --            --             --            --            --



(1) All options were granted under the 1998 Stock Option and Award Plan. Options granted to Mr. Tullio become exercisable as follows: 72,381 shares on October 15, 1998, 223,617 shares on January 1, 1999, 40,239 shares on January 1, 2000 and 50,000 shares on January 1, 2001. Options granted to Mr. Dunnigan become exercisable as follows: 25% on each anniversary date of the grant beginning October 15, 1999. In the event that the employment of optionee shall be terminated, otherwise than by reason of death or permanent disability or misconduct, the option and all rights terminate three months from the date of termination of employment except for 258,617 of Mr. Tullio's option shares which become immediately exercisable if his employment is terminated by the Company.

        TRANSITION PERIOD VALUES OF OUTSTANDING STOCK OPTIONS

               The following table provides information with respect to the executive officers named in the Summary Compensation Table concerning unexercised stock options held as of the end of the Company's Transition Period ended December 31, 1998.

             TRANSITION PERIOD ENDED DECEMBER 31, 1998 OPTION/VALUES

                                                      NUMBER OF SECURITIES
                        NUMBER                       UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED IN-THE
                        OF                           OPTIONS AT DECEMBER 31,        MONEY OPTIONS AT DECEMBER
                        SHARES                                1998(#)                        31, 1998($)
                        ACQUIRED                     ---------------------------   ------------------------------
                        ON              VALUE
NAME                    EXERCISE(#)   REALIZED($)    EXERCISABLE   UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
----                    -----------   -----------    -----------   -------------    -----------      -------------
Douglas J. Tullio            --          --           247,381           433,856          $442,438          $852,208

Jeffrey J. Dunnigan          --          --            25,000           100,000          $ 78,919          $292,238

John F. Glade                --          --            22,500             5,000          $ 43,371          $  5,940

Randy S. Parks               --          --            40,000            57,500          $ 77,989          $130,654

Dennis E. Michael            --          --            37,500            62,500          $ 79,003          $153,859

        COMPENSATION OF DIRECTORS

               Directors who are employees of the Company do not receive additional compensation for acting as a member of the Board of Directors or any committee thereof. Outside directors do not receive cash compensation for acting as a member of the Board of Directors or any committee thereof; however, each outside director has agreed to accept his director fees in the form of stock options pursuant to nonemployee director provisions under the 1998 Stock Option and Awards Plan. In addition, directors are reimbursed for their reasonable travel expenses incurred for attendance at such meetings.

        EMPLOYMENT AGREEMENTS AND GUARANTEED SEVERANCE PAYMENTS

               The Company entered into an Amended and Restated Employment Agreement effective September 1, 1998 with Mr. Tullio as a condition to the Initial Closing of the ING Securities Purchase Agreement dated August 7, 1998. Such employment agreement is for a term of four years and establishes an annual base salary for Mr. Tullio of $300,000, to be adjusted on each anniversary date to be an amount greater than the average salary but less than the maximum salary for chief executive officers of comparable companies. Additionally, the agreement provides that Mr. Tullio shall be considered for a bonus at the end of each fiscal year in the form of cash, stock options, stock grants or other non-cash compensation of up to 40% of his base salary based upon performance and in the sole discretion of the Board. Pursuant to such employment agreement, if Mr. Tullio's agreement terminates prior to the end of the term as a result of his death or disability, he or his estate shall be entitled to continuing payment of his base salary then in effect for 365 days following his termination, or through the last day of the term of the agreement if earlier. Further, if the Company terminates Mr. Tullio's employment other than for cause, he shall be entitled to receive an amount equal to his base salary for the immediately preceding fiscal year plus the average of his bonus compensation over the Company's two immediately preceding fiscal years. If Mr. Tullio's employment terminates, voluntarily or involuntarily, as a result of a "change in control" of the Company during the term of his employment, he shall be entitled to a lump sum severance payment equal to his base salary for the Company's immediately preceding eighteen months plus the average of his bonus compensation over the Company's two immediately preceding fiscal years, and to the extent not prohibited by the terms of the applicable plan and applicable law, all of his stock options shall become fully vested and be exercisable on a cashless exercise basis. The term "change in control" means any of the following: (a) merger or consolidation of the Company; (b) sale of all or substantially all of the assets of the Company; or (c) sale of more than 50% of the outstanding Common Stock of the Company by any person or persons. In the event of Mr. Tullio's termination, under certain circumstances the Company is also obligated to continue to provide medical and dental benefits for periods ranging from twelve to 18 months.

               The Company has also entered into employment agreement with Mr. Glade. The agreement is not for any specified term as either party may terminate the employment relationship at any time in accordance with the terms of the agreement. Pursuant to such employment agreement, under certain circumstances, if Mr. Glade is terminated, voluntarily or involuntarily, as a result of a "change in control" of the Company during the term of his employment, he shall be entitled to monthly severance payments for eighteen (18) months (the "Severance Period") following the effective date of such termination. The term "change in control" means any of the following: (a) merger or consolidation of the Company; (b) sale of all or substantially all of the assets of the Company;
(c) sale of more than 50% of the outstanding Common Stock of the Company by any person or persons; or (d) change of identity of at least a majority of the Board of Directors within a twelve-month period. The severance payments are based upon the average total compensation paid to Mr. Glade during the previous fiscal year (excluding any non-cash compensation). The severance payments shall be reduced by any compensation, fees or remuneration received by Mr. Glade during the Severance Period. The Company is also obligated to continue to provide medical and dental benefits to Mr. Glade during the Severance Period. Additionally, any rights Mr. Glade may have in connection with the Company's stock options and stock awards and the Company's profit sharing plan shall continue uninterrupted during the Severance Period, to the extent permitted by applicable tax law, other laws and the Company plans. The severance payments to Mr. Glade are required, under certain circumstances, to be placed in a trust to ensure payment.

        INDEMNIFICATION AGREEMENTS

               The Company has entered into indemnification agreements with its directors and certain key officers which provide such individuals with contractual indemnification rights. Such indemnification agreements apply retroactively as well as prospectively to any actions taken by the indemnified parties while serving as officers or directors of the Company. Such indemnification agreements also provide that the Company shall indemnify such persons to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the indemnification agreement, the Company's Articles of Incorporation, the Company's Bylaws or by statute.

        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

               The Company's Compensation Committee for the Transition Period ended December 31 1998, was composed of Messrs. Mahmarian, Reynolds, Giess and De Mattos. Mr. Mahmarian serves as Chairman of the Compensation Committee.

        COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

               The Compensation Committee of the Board of Directors (the "Committee") is responsible for setting the salaries of executive officers and administering the policies and programs that govern annual compensation and administers employee stock option and award programs.

               The Company operates in a highly competitive and rapidly changing high technology industry. The goal of the Committee with respect to the Chief Executive Officer (the "CEO") and other executive officers is to provide compensation sufficient to attract, motivate and retain executives of outstanding ability. Recognizing the necessity for continually adjusting to the rapidly evolving marketplace, the Committee seeks to set compensation policies that promote the Company's flexibility to respond to changes in its business environment.

               BASE SALARY. The Committee historically established the base salary of the CEO and other executive officers based primarily upon a review of readily available salary surveys of similarly sized companies in the Company's industry segment. The Committee annually evaluates the performance of and determines adjustments to base salary of the CEO and the Company's other executive officers based upon a mix of the achievement of the corporate goals, individual performance and contributions and comparisons with other similarly sized companies in the Company's industry segment. During the Transition Period, the CEO's annual base salary was set by contract at $300,000, subject to increases by the Board of Directors.

               BONUSES. Bonuses for executive officers are established by the Committee based upon achievement of corporate objectives as well as individual performance. Target bonuses (which generally range from 10%-40% of salary) and goals and objectives are established each year for each of the executive officers. Individual goals and objectives are modified during the year to reflect changes in market conditions and opportunities.


               STOCK PLANS. The long term incentive element of the Company's management compensation program is provided through the award of stock options. Amounts awarded are discretionary with the Stock Option Committee. The Company believes that providing management with a substantial economic interest in the long-term appreciation of the Company's Common Stock further aligns the interest of shareholders and management. When granting stock options to executive officers in the ten-months ended December 31, 1998, the Stock Option Committee considered each officer's current stock and stock option holdings.

               Section 162(m) of the Internal Revenue Code (the "Code"), as amended, limits the Company to a deduction of no more than $1 million paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Compensation Committee believes at the present time it is unlikely that the compensation paid to any executive officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Committee has not yet established a policy for determining which forms of incentive compensation awarded to executive officers will qualify as performance-based compensation.


               CEO COMPENSATION. The Committee in determining the CEO's compensation for the Transition Period ended December 31, 1998 considered the CEO's performance in achieving goals set by the Committee, the Company's performance, and the position of the Company on a go-forward basis. Goals which had been set by the Committee included (1) identifying and closing acquisitions that would be individually profitable and that would move the Company towards annual revenues of $50 million or more; (2) completing financing arrangements to provide funds for future growth; (3) continuing to increase shareholder's equity and shareholder value; (4) continuing to promote Alpha CONNECT technology; and
(5) returning the Company to profitability.

               The Committee reviewed information supplied by the Economic Research Institute for companies in similar industries at revenue levels presently comparable to the Company and anticipated as a result of the Company's acquisition strategy. Based upon the CEO's performance with respect to the established objectives and the CEO's overall performance, and based upon competitive salary information, the Committee awarded Mr. Tullio a bonus of $110,000 for the Transition Period ended December 31, 1998, bringing his total compensation for such period near the mean for companies with revenues similar to the annualized revenues of the Company after taking into account growth achieved during the Transition Period.

               Mr. Tullio was granted stock options in the ten-months ended December 31, 1998, representing the right to purchase 386,237 shares of Common Stock. These grants, together with prior options granted which have not expired, result in Mr. Tullio having the right to purchase 681,237 shares of Common Stock (approximately 5.9% of the outstanding shares of Common Stock of the Company), consistent with prior Board recommendation and Committee decisions that the CEO should, in order to ensure appropriate incentive to maximize shareholder value, have the right to purchase approximately 5% of the outstanding shares of the Company.

               Members of the Compensation Committee for the Transition Period ended December 31, 1998, were Richard E. Mahmarian, Chairman, Clarke E. Reynolds, Carlos D. De Mattos and Benjamin P. Giess.

        COMMON STOCK PERFORMANCE(1)


               The following graph compares the percentage change in the Company's cumulative total shareholder return on Common Stock over the last five-year period with the performances of the Nasdaq Stock Market Index, the S&P Computers (Software & Services) Index and the Media General Financial Services Industry Group 071 (Computers, Subsystems and Peripherals over the same period. As a result of a restructuring of its industry group classification system in 1998, Media General Financial services no longer supports the MGFS Industry Group 071. Accordingly, the Company has chosen to compare itself to the S&P Computers (Software and Services) Index. The returns were calculated assuming the value of the investment in the Company's stock and each index were $100 on February 27, 1994, and that all dividends were reinvested.



--------

(1) This Section, including the Stock Performance Graph, shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such Acts.

                COMPARISON OF CUMULATIVE TOTAL RETURN OF COMPANY,
                         INDUSTRY INDEX AND BROAD MARKET


                                                        2/27/94  2/26/95  2/25/96  2/23/97  2/22/98  12/31/98
Alpha Microsystems                                      $ 100    $  39    $  31    $  88    $  70    $ 174
S&P Computers (Software & Services)                     $ 100    $ 116    $ 181    $ 260    $ 384    $ 604
Nasdaq US                                               $ 100    $ 102    $ 145    $ 174    $ 233    $ 290
Media General Financial Services Industry Group 071'    $ 100    $ 112    $ 184    $ 210    $ 304    $   0




      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

               Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's Common Stock, to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten-percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

               To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the Transition Period ended December 31, 1998, all such reports required pursuant to Section 16(a) by the Company's officers, directors and greater than ten-percent (10%) beneficial owners were timely filed except that Mr. DeVito did not timely file a Form 4 to report the acquisition of 5,000 shares of the Company's Common Stock in October 1998. A Form 4 was subsequently filed by Mr. DeVito.

DEADLINE FOR SUBMITTING PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

               Any proposal intended to be presented by a shareholder at the 2000 Annual Meeting of Shareholders must be received by the Secretary of the Company at the Company's principal office not later than January 3, 2000, in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. Pursuant to the Company's By-laws, any shareholder wishing to make nominations for director, or bring other business to any meeting of the shareholders of the Company, must give written notice to the Secretary of the

Company not less than 90 days in advance of such meeting or, if later, the tenth day following the first public announcement of the date of such meeting. The required content of such notice is set forth in the Company's Bylaws, a copy of which may be obtained by writing to the Secretary of the Company at the address set forth below.

EXPENSES OF SOLICITATION

               The total cost of this solicitation will be borne by the Company. In addition to use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally by telephone or telegraph. In addition, the Company has retained Georgeson & Company Inc. to assist it in connection with the Annual Meeting. The Company has agreed to pay Georgeson & Company Inc. approximately $8,500 plus reimbursement of certain expenses. The Company may reimburse persons holding shares in their own names or in the names of their nominees for expenses they incur in obtaining instructions from beneficial owners of such shares.

OTHER MATTERS

               The Board of Directors knows of no other business to be presented at the meeting, but if other matters are properly presented at the meeting, the persons named in the proxy will exercise their discretionary authority to vote on such matters as well as other matters incident to the conduct of the meeting.


               The Company has filed its Transition Report on Form 10-K for the year ended December 31, 1998 with the Securities and Exchange Commission. This report contains detailed information concerning the Company and its operations, supplementary financial information and certain schedules which may not be included in the Annual Report to shareholders. A COPY OF THIS REPORT, EXCLUDING EXHIBITS, WILL BE FURNISHED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO JEFFREY J. DUNNIGAN, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, 2722 SOUTH FAIRVIEW STREET, SANTA ANA, CALIFORNIA 92704. A COPY OF ANY EXHIBIT WILL BE FURNISHED TO ANY SHAREHOLDER UPON WRITTEN REQUEST AND PAYMENT TO THE COMPANY OF A COPYING CHARGE OF 25 CENTS PER PAGE. REQUESTS FOR COPIES OF EXHIBITS SHOULD ALSO BE DIRECTED TO JEFFREY J. DUNNIGAN AT THE ABOVE ADDRESS.


                                    By Order of the Board of Directors,




                                    Jeffrey J. Dunnigan, Secretary


May 3, 1999

                                                                     Exhibit A


                                     FORM OF
                          AGREEMENT AND PLAN OF MERGER
                                       OF
                               ALPHASERV.COM, INC.
                            (A DELAWARE CORPORATION)
                                       AND
                               ALPHA MICROSYSTEMS
                           (A CALIFORNIA CORPORATION)


        THIS AGREEMENT AND PLAN OF MERGER, dated as of _____________, 1999 (this "Agreement") is between AlphaServ.com, a Delaware corporation ("AMS Delaware"), and Alpha Microsystems, a California corporation ("AMS California"). AMS Delaware and AMS California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

        A. AMS Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has a total authorized capital stock of 45,000,000 shares. The number of shares of Preferred Stock authorized to be issued is 5,000,000, par value $.001, of which 2,500 shares have been designated as Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock, 5,500 shares have been designated as Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock, 7000 shares have been designated as Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock, 5,000 shares have been designated as Class C1 Cumulative, Redeemable and Exchangeable Preferred Stock, 17,500 shares have been designated as Class D1 Cumulative, Redeemable and Exchangeable Preferred Stock and 100 shares have been designated as Voting Preferred Stock. No shares of Preferred Stock were outstanding as of the date hereof and prior to giving effect to the transactions contemplated hereby. The number of shares of Common Stock authorized to be issued is 40,000,000, par value $.001. As of the date hereof, and before giving effect to the transactions contemplated hereby, 1,000 shares of Common Stock were issued and outstanding, all of which were held by AMS California.

        B. AMS California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital stock of 45,000,000 shares. The number of shares of Preferred Stock authorized to be issued is 5,000,000, no par value, of which 2,500 shares have been designated as Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock, 5,500 shares have been designated as Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock, 7,000 shares have been designated as Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock, 5,000 shares have been designated as Class C1 Cumulative, Redeemable and Exchangeable Preferred Stock, 17,500 shares have been designated as Class D1 Cumulative, Redeemable and Exchangeable Preferred Stock and 100 shares have been designated as Voting Preferred Stock. Of these designated shares of Preferred Stock, 2,500 shares of Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock, 5,500 shares of Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock, 7,000 shares of Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock and 1 share of Voting Preferred Stock are presently outstanding. The number of shares of Common Stock authorized to be issued is 40,000,000, no par value, of which ______ are presently outstanding.

        C. The Board of Directors of AMS California has determined that, for the purpose of effecting the reincorporation of AMS California in the State of Delaware, it is advisable and in the best interests of AMS California that AMS California merge with and into AMS Delaware upon the terms and conditions herein provided.

        D. The respective Boards of Directors of AMS Delaware and AMS California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

        E. AMS Delaware is a wholly-owned subsidiary of AMS California.

        NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, AMS Delaware and AMS California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    I. MERGER

        1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the General Corporation Law of the State of California, AMS California shall be merged with and into AMS Delaware (the "Merger"), the separate existence of AMS California shall cease and AMS Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be AlphaServ.com, a Delaware corporation.

        1.2 FILING AND EFFECTIVENESS. The Merger shall not become effective until the following actions shall be completed:

               (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of AMS California and the sole stockholder of AMS Delaware in accordance with the requirements of the Delaware General Corporation Law and the General Corporation Law of the State of California;

               (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

               (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

               (d) An executed counterpart of this Agreement, a Certificate of Merger or any other document filed with the Secretary of State of the State of Delaware pursuant to section (c) above, shall have been filed with the Secretary of State of the State of California.

        The date and time when the Merger shall become effective as aforesaid, is herein called the "Effective Date of the Merger."

        1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of AMS California shall cease and AMS Delaware, as the Surviving Corporation (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and AMS California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of AMS California in the manner more fully set forth in Section 259 of the General Corporation Law of the State of Delaware, (iv) shall continue to be subject to all of the debts, liabilities and obligations of AMS Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of AMS California in the same manner as if AMS Delaware had itself incurred them, all as more fully provided under the applicable provisions of the General Corporation Law of the State of Delaware and the General Corporation Law of the State of California.

                  II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

        2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of AMS Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.2 BYLAWS. The Bylaws of AMS Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.3 DIRECTORS AND OFFICERS. The directors and officers of AMS Delaware immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

        3.1 AMS CALIFORNIA COMMON SHARES AND PREFERRED SHARES. Upon the Effective Date of the Merger, (a) each share of AMS California Common Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $.001 per share, of the Surviving Corporation, (b) each share of AMS California Class A1 Cumulative,

Redeemable and Exchangeable Preferred Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock of the Surviving Corporation, (c) each share of AMS California Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock of the Surviving Corporation, (d) each share of AMS California Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock of the Surviving Corporation, (e) each share of AMS California Class C1 Cumulative, Redeemable and Exchangeable Preferred Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Class C1 Cumulative, Redeemable and Exchangeable Preferred Stock of the Surviving Corporation, (f) each share of AMS California Class D Cumulative, Redeemable and Exchangeable Preferred Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Class D Cumulative, Redeemable and Exchangeable Preferred Stock of the Surviving Corporation, and (g) each share of AMS California Voting Preferred Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporation, the holder of such share or any other person, be converted into and exchanged for (1) fully paid and nonassessable share of Voting Preferred Stock of the Surviving Corporation.

        3.2 AMS CALIFORNIA OPTIONS AND STOCK PURCHASE RIGHTS. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans (including the 1993 Employee Stock Option Plan, the Employee Stock Purchase Plan and the 1998 Stock Option and Award Plan) and all other employee benefit plans of AMS California. Each outstanding and unexercised option, or other right to purchase AMS California Common Stock shall become an option, or right to purchase the Surviving Corporation's Common Stock on the basis of one (1) share of the Surviving Corporation's Common Stock for each share of AMS California Common Stock issuable pursuant to any such option, or stock purchase right on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such AMS California option or stock purchase right at the Effective Date of the Merger.

        A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options and stock purchase rights equal to the number of shares of AMS California Common Stock so reserved immediately prior to the Effective Date of the Merger.

        3.3 AMS DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, par value $.001 per share, of AMS Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by AMS Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

        3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of AMS California Common Stock and AMS Preferred Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to such holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of AMS California Common Stock or AMS California Preferred Stock, as the case may be, shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock or Preferred Stock, as the case may be, into which shares of AMS California Common Stock and AMS Preferred Stock were converted in the Merger.

        The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock and Preferred Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

        Each certificate representing Common Stock and Preferred Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of AMS California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

        If any certificate for shares of AMS Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of AMS Delaware that such tax has been paid or is not payable.

                                   IV. GENERAL

        4.1 COVENANTS OF AMS DELAWARE. AMS Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

               4.1.1 Qualify to do business as a foreign corporation in the State of California.

               4.1.2 File any and all documents with the California Franchise Tax Board necessary for the assumption by AMS Delaware of all of the franchise tax liabilities of AMS California.

               4.1.3 Take such other actions as may be required by the General Corporation Law of the State of California.

        4.2 FURTHER ASSURANCES. From time to time, as and when required by AMS Delaware or by its successors or assigns, there shall be executed and delivered on behalf of AMS California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by AMS Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of AMS California and otherwise to carry out the purposes of this Agreement, and the officers and directors of AMS Delaware are fully authorized in the name and on behalf of AMS California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

        4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either AMS California or of AMS Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of AMS California.

        4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholder or shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock or any Constituent Corporation.

        4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805. The name of its registered agent at such address is Corporation Service Company.

        4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 2722 South Fairview Street, Santa Ana, CA 92704, and copies thereof will be furnished to any stockholder or shareholder of either Constituent Corporation, upon request and without cost.

        4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the General Corporation Law of the State of California.

        4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Boards of Directors of AlphaServe.com, Inc., a Delaware corporation, and Alpha Microsystems, a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                       ALPHASERV.COM, INC.,
                                       a Delaware corporation


                                       By: _____________________________________
                                           Douglas J. Tullio
                                           President and Chief Executive Officer

ATTEST:

__________________________________
Jeffrey J. Dunnigan
Secretary

                                       ALPHA MICROSYSTEMS,
                                       a California corporation


                                       By: _____________________________________
                                           Douglas J. Tullio
                                           President and Chief Executive Officer

ATTEST:

__________________________________
Jeffrey J. Dunnigan
Secretary

                           [COUNTERPART SIGNATURE PAGE
                        TO AGREEMENT AND PLAN OF MERGER]

                                                                       EXHIBIT B


                                     FORM OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  ALPHASERV.COM

               I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do execute this Certificate of Incorporation and do hereby certify as follows:

               FIRST. The name of the corporation is AlphaServ.com (the "Corporation").

               SECOND. The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805. The name of its registered agent at such address is Corporation Service Company.

               THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

               FOURTH. (a) The total number of shares of stock which the Corporation shall have authority to issue is 45 million (45,000,000), consisting of 40 million (40,000,000) shares of Common Stock, par value $.001 per share ("Common Stock") and five million shares (5,000,000) of Preferred Stock, par value $.001 per share ("Preferred Stock").

               (b) Shares of Preferred Stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the Corporation (the "Board of Directors"), and the Board of Directors is hereby expressly vested with authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions.

               The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

               (i) The number of shares constituting that series and the distinctive designation of that series;

               (ii) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

               (iii) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

               (iv) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

               (v) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

               (vi) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

               (vii) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

               (viii) Any other relative rights, preferences and limitations of that series.

               FIFTH. The Incorporator of the Corporation is RL&F Service Corp., 10th Floor, One Rodney Square, 10th and King Streets, Wilmington, DE 19801.

               SIXTH. Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

               SEVENTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend and repeal the By-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any by-law whether adopted by them or otherwise; provided, however, that the affirmative vote of 80% of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required for stockholders to adopt, amend, alter or repeal any provision of the Bylaws.

               EIGHTH. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

               NINTH. (a) From and after the effective time of the merger (the "Merger") between the Corporation and AlphaServ.com, a California corporation, pursuant to the Agreement and Plan of Merger, dated ________ __, 1999, between the Corporation and AlphaServ.com, a California corporation, no action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders.

               (b) Special meetings of stockholders may be called only by the Board of Directors, the Chairman of the Board of Directors or the President, and may not be called by any other person or persons.

               TENTH. (a) Except as otherwise provided for or fixed by or pursuant to the provisions of Article FOURTH of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors providing for the issuance of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the Board of Directors shall consist of not fewer than five (5) nor more than nine (9) directors, the exact number of directors within such limits to be determined solely by the Board of Directors in the manner set forth in the By-laws of the Corporation. The directors, other than those who may be elected by the holders of Preferred Stock or any other class or series of stock having a preference over the Common Stock as to dividends or upon liquidation pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of such class or series of stock adopted by the Board of Directors, shall be divided into three classes, as nearly equal in number as possible. The initial Class I Directors shall be those persons named as such in Article ELEVENTH of this Certificate of Incorporation, who shall serve for a term expiring at the first annual meeting of stockholders of the Corporation following the effective time of the Merger; the initial Class II Directors shall be those person named as such in Article ELEVENTH of this Certificate of Incorporation, who shall serve for a term expiring at the second annual meeting of stockholders following the effective time of the Merger; and the initial Class III Directors shall be those persons named as such in Article ELEVENTH of this Certificate of Incorporation, who shall serve for a term expiring at the third annual meeting of stockholders following the effective time of the Merger. Each director in each such class shall hold office until his or her successor is duly elected and qualified. At each annual meeting of stockholders beginning with the first annual meeting of stockholders following the filing of this Certificate of Incorporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election, with each director in each such class to hold office until his or her successor is duly elected and qualified.

               ELEVENTH. The powers of the Incorporator shall terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware. The names, mailing addresses and classes of the persons who are to serve as the initial directors of the Corporation until their successors are duly elected and qualified, are:

               Clarke E. Reynolds                  c/o AlphaServ.com, Inc.
               (Class I)                           2722 South Fairview St.
                                                   Santa Ana, CA  92704

               Douglas J. Tullio                   c/o AlphaServ.com, Inc.
               (Class I)                           2722 South Fairview St.
                                                   Santa Ana, CA  92704

               Rockell N. Hankin                   c/o AlphaServ.com, Inc.
               (Class III)                         2722 South Fairview St.
                                                   Santa Ana, CA  92704

               Richard E. Mahmarian                c/o AlphaServ.com, Inc.
               (Class III)                         2722 South Fairview St.
                                                   Santa Ana, CA  92704

               Carlos D. DeMattos                  c/o AlphaServ.com, Inc.
               (Class II)                          2722 South Fairview St.
                                                   Santa Ana, CA  92704

               Benjamin P. Gress                   c/o AlphaServ.com, Inc.
               (Class II)                          2722 South Fairview St.
                                                   Santa Ana, CA  92704

               Sam Yau                             c/o AlphaServ.com, Inc.
               (Class II)                          2722 South Fairview St.
                                                   Santa Ana, CA  92704



               TWELFTH. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article; provided, however, that the affirmative vote of 80% of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required to amend, alter or repeal, or adopt any provision inconsistent with, whether by amendment, merger or otherwise, the provisions of Articles SEVENTH, EIGHTH, NINTH, TENTH or TWELFTH.

               The undersigned Incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed on _______ ____, 1999.


                                            ____________________________________
                                            RL&F Service Corp.
                                            by: ______________________
                                                ______________________
                                            Incorporator

                                                                       EXHIBIT C

                                     FORM OF

                                     BY-LAWS

                                       OF

                                  ALPHASERV.COM

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

    -------------------------------------------------------------------------


                                    ARTICLE I

                               OFFICES AND RECORDS

               SECTION 1.1 REGISTERED OFFICE. The registered office of the Corporation in the State of Delaware shall be located in the City of Wilmington, County of New Castle, and the name and address of its registered agent is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.

               SECTION 1.2. OTHER OFFICES. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

               SECTION 1.3. BOOKS AND RECORDS. The books and records of the Corporation may be kept at the Corporation's principal executive office or at such other locations outside the State of Delaware as may from time to time be designated by the Board of Directors.

               SECTION 1.4. FORM OF RECORDS. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

                                   ARTICLE II

                                  STOCKHOLDERS

               SECTION 2.1.  ANNUAL MEETINGS.

               (A) An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

               (B)(1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting delivered pursuant to Section 2.3 of these By-laws, (b) by or at the direction of the Chairman of the Board or the Board of Directors or (c) by any stockholder of the Corporation who is entitled to vote at the meeting, who complied with the notice procedures set forth in clauses (2) and (3) of this paragraph (B) of this By-law and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

               (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph
(B)(1) of this By-law, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than seventy days nor more than ninety days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty days, or delayed by more than seventy days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of the seventieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner and (iii) whether the proponent intends or is part of a group which intends to solicit proxies from other stockholders in support of such nomination or proposal. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.

               (3) Notwithstanding anything in the second sentence of paragraph
(B)(2) of this By-law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least eighty days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

               SECTION 2.2. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, or by the Chairman of the Board, or by the President, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice.

               SECTION 2.3. NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these By-laws, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

               SECTION 2.4. ADJOURNMENTS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

               SECTION 2.5. QUORUM. Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present and entitled to vote may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 2.4 of these By-laws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

               SECTION 2.6. ORGANIZATION. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

               SECTION 2.7. VOTING; PROXIES. Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot; provided, however, that any election for directors must be by ballot if demanded by any stockholder at the meeting before the election has begun. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect directors. All other elections and questions shall, unless otherwise provided by law, the Certificate of Incorporation or these By-laws, be decided by the vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all shares of stock outstanding and entitled to vote thereon.

               SECTION 2.8. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting and (2) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stock holders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

               SECTION 2.9. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stock holder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

               SECTION 2.10. INSPECTION OF BOOKS AND RECORDS BY STOCKHOLDERS. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the state of Delaware or at its principal executive office.

               SECTION 2.11. NO ACTION BY CONSENT OF STOCKHOLDERS. No action that is required to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting.

               SECTION 2.12. CONDUCT OF MEETINGS. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

               SECTION 2.13. INSPECTORS OF ELECTIONS; OPENING AND CLOSING THE POLLS. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated by the Board of Directors as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware. The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

                                   ARTICLE III

                               BOARD OF DIRECTORS

               SECTION 3.1. GENERAL POWERS. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these By-laws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these By-laws required to be exercised or done by the stockholders.

               SECTION 3.2. NUMBER; QUALIFICATIONS. The Board of Directors shall consist of not less than five (5) nor more than nine (9) members, the exact number to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

               SECTION 3.3. ELECTION; RESIGNATION; REMOVAL. At each annual meeting of stockholders beginning with the first annual meeting of stockholders, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election, with each director in each such class to hold office until his or her successor is duly elected and qualified or until his earlier death, resignation or removal. Any director, or the entire Board of Directors, may be removed only for cause, by the affirmative vote of the holders of a majority of shares then entitled to vote at the election of directors. Any director may resign at any time upon written notice to the Corporation. Such resignation shall be effective upon receipt unless the notice specifies a later time for that resignation to become effective.

               SECTION 3.4. VACANCIES. Any newly created directorship resulting from an increase in the authorized number of directors or any vacancy occurring in the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office or any other cause may be filled by the affirmative vote of the remaining members of the Board of Directors, though less than a quorum of the Board of Directors, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his successor is elected and



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qualified. If there are no directors in office, then an election of directors may be held in the manner provided by statute. No decrease in the number of directors constituting the whole Board shall shorten the term of any incumbent director.

               SECTION 3.5. ANNUAL MEETING. The annual meeting for each newly elected Board of Directors shall be held without notice other than this By-law immediately after, and at the same place as, the annual meeting of stockholders for the purpose of organization, any desired election of officers, and the transaction of any other proper business. In the event the annual meeting of any newly elected Board of Directors shall not be held immediately after, and at the same place as, the annual meeting of stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided in Section 3.7 of these By-laws.

               SECTION 3.6. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

               SECTION 3.7. SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by any two members of the Board of Directors. Notice of the time and place of a special meeting of the Board of Directors shall be delivered by the person or persons calling the meeting personally, by facsimile or by telephone to each director or sent by first-class mail, telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally, or by telephone, or by telegraph, or by facsimile, it shall be delivered personally, or by telephone, or to the telegraph company, or by facsimile at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or purposes of the special meeting, or the place of the special meeting if the meeting is to be held at the principal executive office of the Corporation.

               SECTION 3.8. TELEPHONIC MEETINGS PERMITTED. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this By-law shall constitute presence in person at such meeting.

               SECTION 3.9. QUORUM; VOTE REQUIRED FOR ACTION; ADJOURNMENT. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A majority of the directors present,



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
whether or not a quorum, may adjourn any meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given to the directors who were not present at the time of the adjournment in the manner specified in Section
3.7 of these By-laws.

               SECTION 3.10. ORGANIZATION. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

               SECTION 3.11. INFORMAL ACTION BY DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

               SECTION 3.12. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.12 shall not be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

               SECTION 3.13. APPROVAL OF LOANS TO OFFICERS. The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiaries, including any officer or employee who is a director of the Corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including without limitation, a pledge of shares of stock of the Corporation. Nothing in this By-law contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statutes.

               SECTION 3.14. INSPECTION OF BOOKS AND RECORDS BY DIRECTORS. Any director shall have the right to examine the Corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his position as a director.

                                   ARTICLE IV

                                   COMMITTEES

               SECTION 4.1. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

               SECTION 4.2. COMMITTEE RULES. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws.

                                    ARTICLE V

                                    OFFICERS

               SECTION 5.1. OFFICERS. The officers of the Corporation shall be a President, a Secretary, and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these By-laws. Any number of offices may be held by the same person. The compensation of all officers shall be fixed by the Board of Directors, and no officer shall be prevented from receiving such compensation by virtue of his also being a director of the Corporation.

               SECTION 5.2. ELECTION OF OFFICERS. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these By-laws, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

               SECTION 5.3. SUBORDINATE OFFICERS. The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these By-laws or as the Board of Directors may from time to time determine.

               SECTION 5.4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

               Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

               SECTION 5.5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these By-laws for regular appointments to that office.

               SECTION 5.6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these By-laws. If there is no President, then the Chairman of the Board shall also be the chief executive officer of the Corporation and shall have the powers and duties prescribed in Section 5.7 of these By-laws.

               SECTION 5.7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the Corporation. He shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these By-laws.

               SECTION 5.8. VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these By-laws, the President or the Chairman of the Board.

               SECTION 5.9. SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and shareholders. The minutes shall show the time and place of each meeting, whether regular or special, and, if special, how authorized, the notice given, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

               The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

               The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required to be given by law or by these By-laws. He shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these By-laws.

               SECTION 5.10. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares.

               The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these By-laws.

               SECTION 5.11. ABSENCE OR DISABILITY OF OFFICERS. In the case of the absence or disability of any officer of the Corporation and of any person hereby authorized to act in such officer's place during such officer's absence or disability, the Board of Directors may delegate the powers and duties of such officer to any officer or to any director, or to any other person who it may select.

                                   ARTICLE VI

                                      STOCK

               SECTION 6.1. CERTIFICATES. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by him in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such

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certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

               SECTION 6.2. LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

               SECTION 6.3. TRANSFER OF STOCK. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

               SECTION 6.4. REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

                                   ARTICLE VII

                                 INDEMNIFICATION

               SECTION 7.1. RIGHT TO INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation



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as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

               SECTION 7.2. PREPAYMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article VII or otherwise.

               SECTION 7.3. CLAIMS. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

               SECTION 7.4. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

               SECTION 7.5. OTHER INDEMNIFICATION. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

               SECTION 7.6. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE VIII

                                  MISCELLANEOUS

               SECTION 8.1. FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.




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



               SECTION 8.2. SEAL. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

               SECTION 8.3. WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS, DIRECTORS AND COMMITTEES. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

               SECTION 8.4. INTERESTED DIRECTORS; QUORUM. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relation ship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

               SECTION 8.5. DECLARATION OF DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, as amended, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation, as amended.

               SECTION 8.6. DIVIDEND RESERVE. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

               SECTION 8.7. EXECUTION OF CORPORATE INSTRUMENTS. All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as from time to time shall be determined by resolution of the Board of Directors.

                SECTION 8.8. CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The Board of Directors, except as otherwise provided in these By-laws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

               SECTION 8.9. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The Chairman of the Board, the President, or any Vice President, or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the Corporation. The authority granted to these officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.

               SECTION 8.10. AMENDMENT OF BY-LAWS. These By-laws may be altered or repealed, and new By-laws made, by the Board of Directors, but the stockholders may make additional Bylaws and may alter and repeal any By-laws whether adopted by them or otherwise.

                                                                       EXHIBIT D


                                   ----------

                                  ALPHASERV.COM

                                       and

                    ________________________, as Rights Agent




                                RIGHTS AGREEMENT

                           Dated as of ______ __, 1999

                                TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
Section 1.     Certain Definitions..............................................D-1

Section 2.     Appointment of Rights Agent......................................D-5

Section 3.     Issue of Right Certificates......................................D-5

Section 4.     Form of Right Certificates.......................................D-6

Section 5.     Countersignature and Registration................................D-7

Section 6.     Transfer, Split Up, Combination and Exchange of Right
               Certificates; Mutilated, Destroyed, Lost or Stolen Right
               Certificates.....................................................D-7

Section 7.     Exercise of Rights, Purchase Price; Expiration Date of Rights....D-8

Section 8.     Cancellation and Destruction of Right Certificates...............D-9

Section 9.     Availability of Shares of Preferred Stock........................D-9

Section 10.    Preferred Stock Record Date.....................................D-10

Section 11.    Adjustment of Purchase Price, Number of Shares and Number
               of Rights.......................................................D-11

Section 12.    Certificate of Adjusted Purchase Price or Number of Shares......D-18

Section 13.    Consolidation, Merger or Sale or Transfer of Assets or
               Earning Power...................................................D-18

Section 14.    Fractional Rights and Fractional Shares.........................D-21

Section 15.    Rights of Action................................................D-22

Section 16.    Agreement of Right Holders......................................D-22

Section 17.    Right Certificate Holder Not Deemed a Stockholder...............D-23

Section 18.    Concerning the Rights Agent.....................................D-23

Section 19.    Merger or Consolidation or Change of Name of Rights Agent.......D-24

Section 20.    Duties of Rights Agent..........................................D-24

Section 21.    Change of Rights Agent..........................................D-26

Section 22.    Issuance of New Right Certificates..............................D-27

Section 23.    Redemption......................................................D-27

Section 24.    Exchange........................................................D-28

Section 25.    Notice of Certain Events........................................D-29

Section 26.    Notices.........................................................D-29

Section 27.    Supplements and Amendments......................................D-30

Section 28.    Successors......................................................D-30

Section 29.    Benefits of this Agreement......................................D-30

Section 30.    Determinations and Actions by the Board of Directors............D-30

Section 31.    Severability....................................................D-31

Section 32.    Governing Law...................................................D-31

Section 33.    Counterparts....................................................D-31

Section 34.    Descriptive Headings............................................D-31

                                RIGHTS AGREEMENT


         Rights Agreement, dated as of __________ __, 1999 ("Agreement"), between AlphaServ.com, a Delaware corporation (the "Company"), and ________________________________, as Rights Agent (the "Rights Agent").

         The Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a "Right") for each share of Common Stock (as hereinafter defined) of the Company outstanding immediately prior to the effective time of the Merger (as hereinafter defined) (the "Record Date"), each Right representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.

         Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

         Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meaning indicated:

         (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the shares of Common Stock then outstanding, but shall not include an Exempt Person (as such term is hereinafter defined); provided, however, that (i) if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person" became the Beneficial Owner of a number of shares of Common Stock such that the Person would otherwise qualify as an "Acquiring Person" inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be an "Acquiring Person" or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of changing or influencing control of the Company, then such Person shall not be deemed to be or to have become an "Acquiring Person" for any purposes of this Agreement unless and until such Person shall have failed to divest itself, as soon as practicable (as determined, in good faith, by the Board of Directors of the Company), of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer otherwise qualify as an "Acquiring Person"; (ii) if, as of the date hereof or prior to the first public announcement of the adoption of this Agreement, any Person is or becomes the Beneficial Owner of 15% or more of the shares of Common Stock outstanding, such Person shall not be deemed to be or to become an "Acquiring Person" unless and until such time as such Person shall, after the first public announcement of the adoption of this Agreement, become the Beneficial Owner of additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding; and (iii) no Person shall become an "Acquiring Person" as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares of Common Stock beneficially owned by such Person to 15% or more of the shares of Common Stock then outstanding, provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding by reason of such share acquisitions by the Company and shall thereafter become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an "Acquiring Person" unless upon becoming the Beneficial Owner of such additional shares of Common Stock such Person does not beneficially own 15% or more of the shares of Common Stock then outstanding. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date hereof.

         (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

         (c) A Person shall be deemed the "Beneficial Owner" of, shall be deemed to have "Beneficial Ownership" of and shall be deemed to "beneficially own" any securities:

               (i) which such Person or any of such Person's Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule l3d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date hereof;

               (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (x) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase, (y) securities which such Person has a right to acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person or (z) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring

Person if such Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof ("Original Rights") or pursuant to Section 11(i) or
Section 11(n) with respect to an adjustment to Original Rights; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

               (iii) which are beneficially owned, directly or indirectly, by any other Person and with respect to which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c)(ii)(B)) or disposing of such securities of the Company; provided, however, that no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person's status or authority as such, to be the "Beneficial Owner" of, to have "Beneficial Ownership" of or to "beneficially own" any securities that are "beneficially owned" (as defined in this Section l(c)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

         (d) "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of California or the city in which the principal office of the Rights Agent is located are authorized or obligated by law or executive order to close.

         (e) "Close of Business" on any given date shall mean 5:00 P.M., Los Angeles California time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Los Angeles, California time, on the next succeeding Business Day.

         (f) "Common Stock" when used with reference to the Company shall mean the Common Stock, presently par value $.001 per share, of the Company. "Common Stock" when used with reference to any Person other than the Company shall mean the common stock (or, in the case of an unincorporated entity, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

         (g) "Common Stock Equivalents" shall have the meaning set forth in
Section 11(a)(iii) hereof.

         (h) "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

         (i) "Distribution Date" shall have the meaning set forth in Section 3 hereof.

         (j) "Equivalent Preferred Shares" shall have the meaning set forth in
Section 11(b) hereof.

         (k) "Exempt Person" shall mean (i) until immediately following the effective time of the Merger, the corporation known as of the date hereof as Alpha Microsystems, a California Corporation, and (ii) the Company or any Subsidiary (as such term is hereinafter defined) of the Company, in each case including, without limitation, in its fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.

         (l) "Exchange Ratio" shall have the meaning set forth in Section 24 hereof.

         (m) "Expiration Date" shall have the meaning set forth in Section 7 hereof.

         (n) "Flip-In Event" shall have the meaning set forth in Section 11(a)(ii) hereof.

         (o) "Final Expiration Date" shall have the meaning set forth in Section 7 hereof.

         (p) "Merger" shall mean the merger of Alpha Microsystems, a California corporation, with and into the Company pursuant to the Agreement and Plan of Merger, dated as of ________ __, 1999 among the Alpha Microsystems, a California corporation and the Company.

         (q) "NASDAQ" shall mean The Nasdaq Stock Market.

         (r) "New York Stock Exchange" shall mean the New York Stock Exchange, Inc.

         (s) "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust or other entity, and shall include any successor (by merger or otherwise) to such entity.

         (t) "Preferred Stock" shall mean the Series A Junior Participating Preferred Stock, par value $.001 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designation attached to this Agreement as Exhibit A.

         (u) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

         (v) "Redemption Date" shall have the meaning set forth in Section 7 hereof.

         (w) "Redemption Price" shall have the meaning set forth in Section 23 hereof.

         (x) "Right Certificate" shall have the meaning set forth in Section 3 hereof.

         (y) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (z) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

         (aa) "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

         (bb) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such, or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person.

         (cc) "Subsidiary" of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

         (dd) "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

         (ee) "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

         Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date be the holders of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

         Section 3. Issue of Right Certificates.

         (a) Until the Close of Business on the earlier of (i) the tenth day after the Stock Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of such Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming the Beneficial Owner of shares of Common Stock aggregating 15% or more of the Common Stock then outstanding (the earlier of such dates being herein referred to as the "Distribution Date", provided, however, that if either of such dates occurs after the date of this Agreement and on or prior to the Record Date, then the Distribution Date shall be the Record Date), (x) the Rights will be evidenced (subject to the provisions of
Section 3(b) hereof) by the certificates for Common Stock registered in the names of the holders thereof and not by separate Right

Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

         (b) Certificates issued for Common Stock (including, without limitation, upon transfer of outstanding Common Stock, disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

         This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between AlphaServ.com (the "Company") and ___________________________, as Rights Agent, dated as of _____ __, 1999 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

With respect to such certificates containing the foregoing legend, until the Distribution Date the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock which are no longer outstanding.

         Notwithstanding this paragraph (b), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

         Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price per one one-thousandth of a share of Preferred Stock set forth therein (the "Purchase Price"), but the number of such one one-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.

         Section 5. Countersignature and Registration.

         (a) The Right Certificates shall be executed on behalf of the Company by the President of the Company, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof and shall be attested by the Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

         (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

         Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

         (a) Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right

         Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

         (b) Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

         Section 7. Exercise of Rights, Purchase Price; Expiration Date of
Rights.

         (a) Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the "Expiration Date") that is the earliest of (i) the Close of Business on _________ __, 2009 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date") or
(iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

         (b) The Purchase Price shall be initially $______ for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right. The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

         (c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the shares of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in cash or by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the number of shares of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from a depositary agent appointed by the Company depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs any such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with
Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

         (d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

         (e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request.

         Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

         Section 9. Availability of Shares of Preferred Stock.

         (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

         (b) So long as the shares of Preferred Stock issuable upon the exercise of Rights may be listed or admitted to trading on any national securities exchange, or quoted on NASDAQ, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange, or quoted on NASDAQ, upon official notice of issuance upon such exercise.

         (c) From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock upon the exercise of Rights, to register and qualify such shares of Preferred Stock under the Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act shall have been declared effective, unless an exemption therefrom is available.

         (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

         (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

         Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

         Section 11. Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

         (a)(i) In the event the Company shall at any time after the date of this Agreement (A) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the number and kind of shares of capital stock issuable upon exercise of a Right as of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

         (ii) Subject to Section 24 of this Agreement, in the event any Person becomes an Acquiring Person (the first occurrence of such event being referred to hereinafter as the "Flip-In Event"), then (A) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the Flip-In Event multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such Flip-In Event, whether or not such Right was then exercisable, and (B) each holder of a Right, except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price (as so adjusted), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by dividing the Purchase Price (as so adjusted) by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of such Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall, following the Flip-In Event, be subject to further adjustment as appropriate in accordance with Section 11(f) hereof. Notwithstanding anything in this Agreement to the contrary, however, from and after the Flip-In Event, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Flip-In Event or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-In Event pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the Flip-In Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii).

         (iii) The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of Directors shall, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess (such excess, the "Spread") of
(1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the "Current Value") over (2) the Purchase Price (as adjusted in accordance with the foregoing subparagraph (ii)), and (B) with respect to each Right (other than Rights which have become void pursuant to the foregoing subparagraph (ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with the foregoing subparagraph (ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board of Directors to have substantially the same value as the shares of Common Stock (such shares of Preferred Stock and shares or fractions of shares of preferred stock are hereinafter referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or
(6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the Flip-In Event (the "Section 11(a) (ii) Trigger Date"), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of the Flip-In Event, the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors so elects, the thirty
(30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a) (ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any "Common Stock Equivalent" shall be deemed to equal the current per share market price of the Common Stock. The Board of Directors of the Company may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

         (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock ("Equivalent Preferred Shares")) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

         (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price (determined pursuant to Section 11(d) hereof) of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

         (d)(i) Except as otherwise provided herein, for the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

         (ii) For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

         (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one hundred-thousandth of a share of Preferred Stock or one-hundredth of a share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this
Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.

         (f) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) hereof, as applicable, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

         (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

         (h) Unless the Company shall have exercised its election as provided in
Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one hundred-thousandth of a share of Preferred Stock) obtained by (i) multiplying
(x) the number of one one-thousandths of a share purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment.

         (i) The Company may elect on or after the date of any adjustment of the Purchase Price pursuant to Sections 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to
Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

         (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

         (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the fraction of Preferred Stock or other shares of capital stock issuable upon exercise of a Right, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

         (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

         (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

         (n) Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock payable in Common Stock or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

         (o) The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

         Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock and the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof (if so required under Section 25 hereof). The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

         Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

         (a) In the event, directly or indirectly, at any time after the Flip-In Event (i) the Company shall consolidate with or shall merge into any other Person, (ii) any Person shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more wholly-owned Subsidiaries of the Company), then upon the first occurrence of such event, proper provision shall be made so that: (A) each holder of a Right (other than Rights which have become void pursuant to Section 11(a)(ii) hereof) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock or Common Stock of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) by 50% of the current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company" shall thereafter be deemed to refer to such Principal Party; and (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of Common Stock in accordance with Section 9 hereof) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

         (b) "Principal Party" shall mean:

               (i) in the case of any transaction described in (i) or (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the shares of Common Stock of which have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

               (ii) in the case of any transaction described in (iii) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;

provided, however, that in any such case described in the foregoing clause
(b)(i) or (b)(ii), if the Common Stock of such Person is not at such time or has not been continuously over the preceding

12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term "Principal Party" shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of all of which is and has been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

         (c) The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

               (i) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

               (ii) use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the New York Stock Exchange or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the New York Stock Exchange or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the New York Stock Exchange or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be authorized for quotation on NASDAQ or on such other system then in use;

               (iii) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

               (iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

         (d) In case the Principal Party has provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or Common Stock Equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or Common Stock Equivalents of such Principal Party at less than such then current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

         (e) The Company covenants and agrees that it shall not, at any time after the Flip-In Event, enter into any transaction of the type described in clauses (i) through (iii) of Section 13(a) hereof if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

         Section 14. Fractional Rights and Fractional Shares.

         (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

         (b) The Company shall not be required to issue fractions of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Preferred Stock (as determined in accordance with Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

         (c) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

         (d) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

         Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under
Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on his own behalf and for his own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such

Common Stock) in the manner provided therein and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

         Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

         (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

         (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

         (c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

         Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

         Section 18. Concerning the Rights Agent.

         (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

         (b) The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Stock or Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

         Section 19. Merger or Consolidation or Change of Name of Rights Agent.

         (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

         (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

         Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

         (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

         (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President and the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

         (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct.

         (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

         (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights provided for in Sections 3, 11, 13, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

         (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

         (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

         (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

         (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

         (j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

         Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights

Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or the laws of any state of the United States or the District of Columbia, in good standing, having an office in the State of California or the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

         Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale.

         Section 23. Redemption.

         (a) The Board of Directors of the Company may, at any time prior to the Flip-In Event, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (the redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock, or such other form of consideration as the Board of Directors shall determine.

         (b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights (or such later time as the Board of Directors may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

         Section 24. Exchange.

         (a) The Board of Directors of the Company may, at its option, at any time after the Flip-In Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (such amount per Right being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after an Acquiring Person shall have become the Beneficial Owner of shares of Common Stock aggregating 50% or more of the shares of Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with
Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

         (b) Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

         (c) The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Shares, as such term is defined in Section 11(b)) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or equivalent preferred share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

         Section 25. Notice of Certain Events.

         (a) In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier.

         (b) In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof.

         Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                              AlphaServ.com
                              2722 So. Fairview Street
                              Santa Ana, California  92704
                              Attention: Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                              __________________________

                              __________________________

                              __________________________
                              Attention:  Shareholder Services

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

         Section 27. Supplements and Amendments. Except as provided in the penultimate sentence of this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in the penultimate sentence of this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights; provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person),
(b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this
Section 27, the Rights Agent shall execute such supplement or amendment, provided that any supplement or amendment that does not amend Sections 18, 19, 20 or 21 hereof in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent.

         Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

         Section 30. Determinations and Actions by the Board of Directors. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors of the Company in good faith, shall
(x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties, and (y) not subject the Board of Directors to any liability to the holders of the Rights.

         Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         Section 32. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

         Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                  ALPHASERV.COM



                                  By:___________________________________________

                                  Name:_________________________________________

                                  Title:________________________________________



                                  _____________________________, as Rights Agent



                                  By:___________________________________________

                                  Name:_________________________________________

                                  Title:________________________________________

                                                                       Exhibit A

                                     FORM OF
                           CERTIFICATE OF DESIGNATION

                                       of

                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                                       of

                               ALPHASERV.COM, INC.

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

         AlphaServ.com, a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of
Section 103 thereof, DOES HEREBY CERTIFY:

         That pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation of the said Corporation, the said Board of Directors on _________ __, 1999 adopted the following resolution creating a series of ______ shares of Preferred Stock designated as "Series A Junior Participating Preferred Stock":

                  RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $.001 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

         1. Designation and Amount. There shall be a series of Preferred Stock that shall be designated as "Series A Junior Participating Preferred Stock," and the number of shares constituting such series shall be _______. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

         2. Dividends and Distribution.

               (A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December, in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10 or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $.001 per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The "Adjustment Number" shall initially be 1000. In the event the Corporation shall at any time after _________ __, 1999 (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

               (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

         3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

               (A) Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.

               (B) Except as required by law, by Section 3(C) and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

               (C) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors of the Company shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Company, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Company, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior Participating Preferred Stock as is specified in paragraph (A) of this Section
3. Each such additional director shall not be a member of Class I, Class II or Class III of the Board of Directors of the Company, but shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.

         4. Certain Restrictions.

               (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                   (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

                   (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

                   (iii) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

               (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred

Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

         6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the "Series A Liquidation Preference") equal to the greater of (i) $10 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or
(ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.

               (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

               (C) Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

         7. Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

         8. No Redemption. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Company.

         9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

         10. Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

         11. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this __ day of _______, 1999.

                                    ALPHASERV.COM



                                    By: ________________________________________
                                        Name:
                                        Title:

                                                                       Exhibit B

                            Form of Right Certificate

Certificate No. R-______

         NOT EXERCISABLE AFTER _________ __, 2009 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.


                                RIGHT CERTIFICATE

                                  ALPHASERV.COM

         This certifies that ____________________________ or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of ________ __, 1999, as the same may be amended from time to time (the "Rights Agreement"), between AlphaServ.com, a Delaware corporation (the "Company"), and ____________________, as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., Los Angeles, California time, on ______ __, 2009 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $.001 per share (the "Preferred Stock"), of the Company at a purchase price of $______ per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of ______ __, 1999, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

         This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

         This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for shares of the Company's Common Stock, par value $.001 per share, or shares of Preferred Stock.

         No fractional shares of Preferred Stock or Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

         No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

         This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

         WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of _________ __, ____.

                                          ALPHASERV.COM



                                          By:___________________________________
                                                      [Title]
ATTEST:



___________________________________
[Title]


Countersigned:


___________________________________, as Rights Agent



By__________________________________
            [Title]

                    Form of Reverse Side of Right Certificate

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such holder desires to transfer the Right Certificate)

         FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto _________________________________________________________________
________________________________________________________________________________
                 (Please print name and address of transferee)

____________ Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________________________ Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:  ____________________________


                                             ___________________________________
                                                          Signature

Signature Guaranteed:


         Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

 .................................................
               (To be completed)

         The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).



                                             ___________________________________
                                                          Signature

                          FORM OF ELECTION TO PURCHASE

                  (To be executed if holder desires to exercise
                  Rights represented by the Rights Certificate)

To ALPHASERV.COM:

         The undersigned hereby irrevocably elects to exercise ________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

Dated:________________________

                                             ___________________________________
                                                            Signature
        (Signature must conform to holder specified on Right Certificate)

Signature Guaranteed:

         Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

________________________________________________________________________________
                                (To be completed)

         The undersigned certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                             ___________________________________
                                                            Signature

________________________________________________________________________________


                                     NOTICE

         The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

         In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

                                                                      APPENDIX A

                               ALPHA MICROSYSTEMS
                        1998 STOCK OPTION AND AWARD PLAN

SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

               (a) This plan is intended to implement and govern the 1998 Stock Option and Award Plan (the "Plan") of Alpha Microsystems, a California corporation (the "Company"). The Plan was adopted by the Board of Directors of the Company (the "Board") as of August 11, 1998, subject to the approval of the Company's stockholders. The purpose of the Plan is (i) to enable the Company and its Subsidiaries to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the directors, officers and other key employees, and agents and consultants that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company, and (ii) to align Nonemployee Directors' personal interests more closely with those of stockholders of the company by providing Nonemployee Directors with stock options in lieu of cash compensation for service on the Board of Directors.

               (b) Definitions.

               For purposes of the Plan, the following terms shall be defined as set forth below:

                        (1) "Administrator" means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

                        (2) "Act" means the Securities Exchange Act of 1934, as amended (the "Act").

                        (3) "Board" means the Board of Directors of the Company.

                        (4) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

                        (5) "Commission" means the Securities and Exchange Commission.

                        (6) "Committee" means the committee appointed to administer the Plan by the Board consisting of not less than two members of the Board. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

                        (7) "Company" means Alpha Microsystems, a corporation organized under the laws of the State of California (or any successor corporation).

                        (8) "Deferred Stock" means an award granted pursuant to
Section 7 of the right to receive Stock at the end of a specified deferral period.


                        (9) "Director" means a member of the Board.

                        (10) "Disability" means permanent and total disability as determined within the meaning of Section 22(e)(3) of the Code.

                        (11) "Effective Date" shall mean the date provided pursuant to Section 15.

                        (12) "Eligible Employee" means an employee of the Company or any Subsidiary eligible to participate in the Plan pursuant to
Section 4.

                        (13) "Employee" means any officer or other regular full-time employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

                        (14) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include the rules and regulations thereunder and successor provisions and rules and regulations thereto.

                        (15) "Fair Market Value" means, as of any given date, with respect to any award granted hereunder, (A) the closing sale price of the Stock on such date as reported in the Western Edition of the Wall Street Journal, or (B) if the Stock is not publicly traded, the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

                        (16) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

                        (17) "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in Section 10 below).

                        (18) "Nonemployee Director" means any member of the Board who is not an Employee of the Company or a Subsidiary.

                        (19) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

                        (20) "Participant" means any Eligible Employee of the Company or any Subsidiary or any director, consultant or advisor of the Company or any subsidiary selected by the Committee, pursuant to the Administrator's authority in Section 2, to receive grants of Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing and any Nonemployee Director or who elects to participate in the Plan in accordance with the terms of the Plan.

                        (21) "Performance Share" means an award of shares of Stock granted pursuant to Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

                        (22) "Plan" means this 1998 Stock and Award Plan.

                        (23) "Restricted Period" means the period set by the Administrator as it pertains to Deferred Stock or Restricted Stock awards pursuant to Section 7.

                        (24) "Restricted Stock" means an award granted pursuant to Section 7 of shares of Stock subject to restrictions that will lapse with the passage of time.

                        (25) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended or superseded from time to time, or any successor definition adopted by the Commission.

                        (26) "Stock" means the common stock of the Company.

                        (27) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

                        (28) "Stock Option" means an option to purchase shares of Stock granted pursuant to Section 5.

                        (29) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                        (30) "Termination of Board Service" means the time when a Director ceases to be a member of the Board for any reason, including, but not by way of limitation, a termination by resignation, expiration of term, removal (with or without cause), retirement or death.

SECTION 2. ADMINISTRATION.

               (a) The Plan shall be administered by the Board or by a Committee appointed by the Board, which shall serve at the pleasure of the Board.

               (b) The Administrator shall have the power and authority to grant to Eligible Employees, directors, and consultants and advisors (who render bona fide services other than in connection with the offer and sale of securities in capital-raising transactions for the Company), of the Company or any Subsidiary, pursuant to the terms of the Plan: (A) Stock Options,

(B) Stock Appreciation Rights or Limited Stock Appreciation Rights, (C) Restricted Stock, (D) Deferred Stock, (E) Performance Shares or (F) any combination of the foregoing.

               In particular, the Administrator shall have the authority:

                        (1) except as set forth in paragraph (c) of this Section 2, to select those employees of the Company or any Subsidiary who shall be Eligible Employees;

                        (2) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted to Eligible Employees or any director, consultant or adviser of the Company or any Subsidiary hereunder;

                        (3) to determine the number of shares to be covered by each such award granted hereunder;

                        (4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, (x) the restricted period applicable to Restricted or Deferred Stock awards and the date or dates on which restrictions applicable to such Restricted or Deferred Stock shall lapse during such period, and (y) the performance goals and periods applicable to the award of Performance Shares; and

                        (5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing.

               (c) The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan; provided, however, in no event shall the Committee have the power to determine the amount, price, or timing of Stock to be issued under the Plan to Nonemployee Directors pursuant to Section 8 below, all such determinations being automatic pursuant to Plan provisions

               (d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, any Subsidiaries and the Participants.

               (e) In the case where the Administrator is the Committee, a majority of the Committee shall constitute a quorum, and the acts of a majority of the members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be deemed the acts of the Committee

SECTION 3. STOCK SUBJECT TO PLAN.

                        (a) The total number of shares of Stock reserved and available for issuance under the Plan shall be Two Million shares. Such shares may be authorized but unissued shares, or shares acquired in the market for the account of the Participant, or a combination thereof. At all times, the number of shares reserved and available for issuance hereunder as so determined from time to time shall be decreased by virtue of awards granted and outstanding or exercised hereunder.

                        (b) To the extent that (i) a Stock Option or expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

                        (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, stock dividend, liquidation, dissolution, or other similar corporate transaction or event affecting the Stock such that the Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, a substitution or adjustment may be made in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the kind, number and option price of shares in a manner that is proportionate to the change to the Stock and otherwise equitable subject to outstanding Stock Options granted under the Plan, provided that the number of shares subject to any award shall always be a whole number. With respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option.

SECTION 4. ELIGIBILITY.

                        (a) Officers and other key employees of the Company or any Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries and directors of the Company and any Subsidiary and consultants and advisers of the Company and its Subsidiaries (who render bona fide services other than in connection with the offer and sale of securities in capital-raising transactions for the Company) shall be eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards and Performance Shares hereunder. Officers and other key employees of the Company and its Subsidiaries shall also be eligible to be granted Incentive Stock Options hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees and consultants and advisers recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.

               (b) Each director of the company who is not an employee of the company, will be eligible to be granted (and shall be granted) stock options under section 8. A nonemployee director's eligibility under the plan automatically terminates on the date of termination of board service.

SECTION 5. STOCK OPTIONS.

               (a) Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine consistent with the terms of the Plan, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

               The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

               (b) The Administrator shall have the authority under this Section 5 to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights), provided, however, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company or its Subsidiaries. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

               (c) Stock Options granted under the Plan (other than Stock Options granted pursuant to Section 8 which shall be on the terms and conditions set forth in Section 8) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

                        (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock. The option price per share of Stock purchasable under a Non-Qualified Stock Option may be less than 100% of such Fair Market Value. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such

Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

                        (ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

                        (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one year following the date of grant of the option. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires.

                        (iv) Method of Exercise. Subject to Section 5(c)(iii), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by cancellation of any indebtedness owed by the Company to the optionee, (ii) by a promissory note executed by the optionee,
(iii) in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant, (iv) by having shares withheld to pay the exercise price, or (v) by any combination of the foregoing. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph
(a) of Section 11.

               (d) Voluntary Surrender. The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to a grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; provided, however, that should the Administrator so require, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

               (e) Loans. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall
(i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(e) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

               (f) Limits on Transferability of Options.

                        (i) Subject to Section 5(f)(ii), no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or, with respect to Non-Qualified Stock Options, pursuant to a "qualified domestic relations order," as such term is defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or, with respect to Non-Qualified Stock Options, in accordance with the terms of a qualified domestic relations order.

                        (ii) The Administrator may, in its discretion, authorize all or a portion of the options (other than Incentive Stock Options) to be granted to an optionee to be on terms which permit transfer by such optionee to
(A) the spouse, qualified domestic partner, children or grandchildren of the optionee and any other persons related to the optionee as may be approved by the Administrator ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, (C) a partnership or partnerships in which such Immediate Family Members are the only partners, or
(D) any other persons or entities as may be approved by the Administrator, provided that (x) there may be no consideration for any transfer unless approved by the Administrator, (y) the stock option agreement pursuant to which such options are granted must be approved by the Administrator, and must expressly provide for transferability in a manner consistent with this Section 5(f)(ii), and (z) subsequent transfers of transferred options shall be prohibited except those in accordance with Section 5(f)(i) or expressly approved by the Administrator. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, except for purposes of Sections 5(g), (h) and (i) and 11(c) hereof, the terms "optionee," "Stock Option holder" and "Participant" shall be deemed to refer to the transferee. The events of termination of employment under Sections 5(g), (h) and (i) hereof shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified under such sections unless the option agreement governing such options otherwise provides. Notwithstanding the transfer, the original optionee will continue to be subject to the provisions of Section 11(c) regarding payment of taxes, including the provisions entitling the Company to deduct such taxes from amounts otherwise due to such optionee. "Qualified domestic partner" for the purpose of this Section 5(f)(ii) shall mean a domestic partner living in the same household as the optionee and registered with, certified by or otherwise acknowledged by the county or other applicable governmental body as a domestic partner or otherwise establishing such status in any manner satisfactory to the Administrator.

               (g) Termination by Death. If an optionee's employment with the Company or any Subsidiary terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such shorter period as the Administrator shall specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

               (h) Termination by Reason of Disability. If an optionee's employment with the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Administrator shall determine at the time of grant), for a period of one year (or such shorter period as the Administrator shall specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the optionee dies within such one-year period (or such shorter period as the Administrator shall specify at grant) and prior to the expiration of the stated term of such

Stock Option, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of termination for a period of one year (or such shorter period as the Administrator shall specify at grant) from the time of death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the applicable exercise periods under Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

               (i) Other Termination. Except as otherwise determined by the Administrator, if an optionee's employment with the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option may be exercised until the earlier to occur of (i) three months from the date of such termination, or (ii) the expiration of the stated term of such Stock Option, or (iii) such shorter period as the Administrator may specify at grant.

               (j) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the Company, a Parent Corporation or any Subsidiary become exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

SECTION 6. STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

               (a) Grant and Exercise. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

               A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

               A Related Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

               (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

                        (i) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

                        (ii) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

                        (iii) Related Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that the underlying Stock Option would be transferable or exercisable under paragraph (f) of Section 5.

                        (iv) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Stock to be issued under the Plan.

                        (v) A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

                        (vi) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

                        (vii) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

                        (viii) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock with respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

                        (ix) Free Standing Stock Appreciation Rights shall be transferable or exercisable subject to the provisions governing the transferability and exercisability of Stock Options set forth in paragraph (f) of Section 5.

                        (x) In the event of the termination of an employee who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable to the same extent that a Stock Option would have been exercisable in the event of the termination of the optionee.

                        (xi) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change of Control" (as defined in Section 10 below), and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that no Related Limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

                        (xii) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in Section 10) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

                        (xiii) For the purpose of the limitation set forth in
Section 3 on the number of shares to be issued under the Plan, the grant or exercise of Free Standing Stock Appreciation Rights shall be deemed to constitute the grant or exercise, respectively, of Stock Options with respect to the number of shares of Stock with respect to which such Free Standing Stock Appreciation Rights were so granted or exercised.

SECTION 7. RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES.

               (a) General. Restricted Stock, Deferred Stock and Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Employees to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in Section 7(c)) applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. The Administrator may also condition the grant of Restricted Stock, Deferred Stock and Performance Share awards upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock and Performance Share awards need not be the same with respect to each recipient.

               (b) Awards and Certificates. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement," or "Performance Share Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date.

               Except as otherwise provided below in this Section 7(b), (i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Alpha Microsystems 1998 Stock Option and Awards Plan and a Restricted Stock Award Agreement or Performance Share Award Agreement entered into between the registered owner and Alpha Microsystems. Copies of such Plan and Agreement are on file in the offices of Alpha Microsystems."

               The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

               With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

               (c) Restrictions and Conditions. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                        (i) Subject to the provisions of the Plan and the Restricted Stock, Deferred Stock or Performance Share award agreement, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination, death or Disability or the occurrence of a "Change of Control" as defined in Section 11.

                        (ii) Except as provided in paragraph (c)(i) of this
Section 7, the Participant shall have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a stockholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares covered by the award of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

                        (iii) Subject to the provisions of the Restricted Stock, Deferred Stock or Performance Share award agreement and this Section 7, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock or Performance Shares, plus simple interest on such amount at the rate of 8% per year.

SECTION 8. NONEMPLOYEE DIRECTOR STOCK OPTIONS.

               Each Nonemployee Director of the Company shall, in his or her capacity as a Nonemployee Director, receive in lieu of cash compensation for service on the Board of Directors, automatic grants of Stock Options as set forth in this Section 8.

               (a) Stock Option Grant in Lieu of Other Compensation for Past Services. Effective upon the date this Plan is approved by the Shareholders, each person who was a Nonemployee Director for the period commencing December 1, 1997 through September 1, 1998, provided such Nonemployee Director agrees to accept such Non-Qualified Stock Option in lieu of any other compensation for service on the Board of Directors (excluding reimbursement of travel expense) for such period, shall automatically be granted on such date a Non-Qualified Stock Option to purchase a number of shares calculated as follows: (i) 9,465 (the number of shares such Director would otherwise have been entitled to receive for his services during such period) shall be multiplied by the Fair Market Value of a share on the grant date of the Option; (ii) the product of (i) shall be multiplied by 3 (a multiplier chosen to reflect that the Director will have to purchase such shares); (iii) the product of (ii) shall be divided by the Fair Market Value of a share of Common Stock on August 11, the date the Directors approved this Plan ($2.72), which quotient shall be the number of shares for which the Option is granted. The exercise price per share under such Non-Qualified Stock Option shall be equal to the Fair Market Value of a share of Common Stock on the date of such grant. Such Non-Qualified Stock Option shall be exercisable immediately and shall continue to be exercisable for ten (10) years after the date of grant.

               (b) Stock Options to be Granted in Lieu of Future Director Compensation.

                        (i) Initial Grants. Each Nonemployee Director serving as of the date this Plan is approved by the Shareholders will be automatically granted on such date as compensation for his services as a Director a Non-Qualified Stock Option (the "Initial Grant") to purchase a number of shares calculated as follows: (i) $30,000, (the amount such Director would otherwise have been paid for his services during such period) shall be multiplied by 3, since the Option will be in lieu of compensation for three years service; (ii) the product of (i) shall be multiplied by 3 (a multiplier chosen to reflect that the Director will have to purchase such shares); (iii) the product of (ii) shall be divided by the Fair Market Value of a share of Common Stock on the date of grant, which quotient shall be the number of shares for which the Option is granted. The exercise price per share under such Non-Qualified Stock Option shall be equal to the Fair Market Value of a share of Common Stock on the date of such grant. Such Non-Qualified Stock Option shall be exercisable one third immediately, and additional one third on each of the first and second anniversaries of the grant (provided the Director continues to serve as a Director), and shall continue to be exercisable for ten (10) years after the date of grant, provided that the Director continues to serve as a Director of the Company, or as set forth in Paragraph (c) of this Section 8 should the Director cease to be a Director. New Nonemployee Directors shall receive Initial Grants upon their first election or appointment to the Board unless there are any changes in accounting requirements which would result in such grants having a material adverse impact on the Company's results of operations, in which case their Initial Grants shall be on the terms set forth in Subparagraph (ii) below for Subsequent Grants.

                        (ii) Subsequent Grants. On the third anniversary of the date of a Nonemployee Director's Initial Grant (or on the first anniversary of the date of a Nonemployee Director's Initial Grant if the Initial Grant was on the terms set forth in this Subparagraph (ii)), and on each anniversary thereafter, such Nonemployee Director if then serving on the Board shall be granted automatically a Non-Qualified Stock Option to purchase a number of shares calculated as follows: (i) $30,000 (the amount such Director would otherwise have been paid for his services during such period) shall be multiplied by 3 (a multiplier chosen to reflect that the Director will have to purchase such shares); (ii) the product of (i) shall be divided by the Fair Market Value of a share of Common Stock on the date of grant, which quotient shall be the number of shares for which the Option is granted. The purchase price of each share under such Non-Qualified Stock Option shall equal the Fair Market Value of a share of Common Stock on the date of such grant. Such Option shall equal the Fair Market Value of a share of Common Stock on the date of such grant. Such Option shall be exercisable immediately, and shall continue to be exercisable for ten (10) years after the date of grant, provided that the Director continues to serve as a Director of the Company, or as set forth in Paragraph (c) of this Section 8 should such Director cease to be a Director.

               (c) Option Terms.

                        (i) Method of Exercise. Each Non-Qualified Stock Option granted pursuant to this Section 8 may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by cancellation of any indebtedness owed by the Company to the optionee, (ii) by a promissory note executed by the optionee,
        (iii) in the form of unrestricted Stock already owned by the optionee,
        (iv) by having shares withheld to pay the exercise price, or (v) by any combination of the foregoing. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 11.

                        (ii) Cessation of Directorship. After a Nonemployee Director granted Non-Qualified Stock Options ceases to be a Director, his or her rights to exercise any unexercised Non-Qualified Stock Options shall be as follows:

                              (A) If a Nonemployee Director ceases to be a
               Director by reason of death, the portion of such Director's Non-Qualified Stock Option exercisable at the time of such Director's death may thereafter be immediately exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such shorter period as the Administrator shall specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

                              (B) If a Nonemployee Director ceases to be a
               Director by reason of Disability, that portion of the Non-Qualified Stock Option which was exercisable at the time such Director ceased to be a Director may thereafter be exercised for a period of one year (or such shorter period as the Administrator shall specify at grant) from the date of such cessation or until the expiration of the stated term of such Non-Qualified Stock Option, whichever period is shorter.

                              (C) If a Nonemployee Director ceases to be a
               Director for any reason other than death or Disability, that portion of the Non-Qualified Stock Option which was exercisable at the Time such Director ceased to be a Director may be exercised until the earlier to occur of (i) three months from the date of such cessation, or three years if the Non-Employee Director had served as a Director for ten years or more or had reached the age of 70 at the date he ceased to be a Director; or
               (ii) the expiration of the stated term of such Non-Qualified Stock Option.

                        (iv) Limits on Transferability of Options. No Non-Qualified Stock Option granted hereunder shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order," as such term is defined in ERISA, provided that to the extent the Company generally permits other optionees under the Plan to do so and more than three years have elapsed since the Non-Qualified Option was granted, all or a portion of the Non-Qualified Stock Options granted hereunder be transferred to (A) the spouse, qualified domestic partner, children or grandchildren of the optionee and any other persons related to the optionee as may be approved by the Administrator ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, (C) a partnership or partnerships in which such Immediate Family Members are the only partners, or (D) any other persons or entities as may be approved by the Administrator, provided that (x) there may be no consideration for any transfer unless approved by the Administrator, and (y) subsequent transfers of transferred options shall be prohibited except those expressly approved by the Administrator. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, except the terms "optionee," "Stock Option holder" and "Participant" shall be deemed to refer to the transferee. The events of cessation of directorship as set forth in this Section 8 hereof shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified under this Section 8. Notwithstanding the transfer, the original optionee will continue to be subject to the provisions of Section 11(c) regarding payment of taxes, including the provisions entitling the Company to deduct such taxes from amounts otherwise due to such optionee. "Qualified domestic partner" for the purpose of this paragraph (iv) shall mean a domestic partner living in the same household as the optionee and registered with, certified by or otherwise acknowledged by the county or other applicable governmental body as a domestic partner or otherwise establishing such status in any manner satisfactory to the Administrator.

SECTION 9. AMENDMENT AND TERMINATION.

               (a) Except as set forth in paragraph (b) of this Section 9, the Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent, or that without the approval of the stockholders (as described below) would:

                        (i) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

                        (ii) change the employees or class of employees eligible to participate in the Plan; or

                        (iii) extend the maximum option period under paragraph
(d) of Section 5 of the Plan.

               (b) With respect to the amount, price and timing of issuance of Stock hereunder to the persons eligible under Section 4(b), the provisions hereof shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. The Board of Directors may, in its discretion, submit any proposed amendment to the Plan to the stockholders of the Company for approval and shall submit proposed amendments to the Plan to the stockholders of the Company for approval if such approval is required in order for the Plan to comply with Rule 16b-3 of the Exchange Act (or any successor rule).

               (c) The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 10. UNFUNDED STATUS OF PLAN.

               The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 11. CHANGE OF CONTROL.

               The following acceleration and valuation provisions shall apply in the event of a "Change of Control" as defined in paragraph (b) of this
Section 11:

               (a) In the event of a "Change of Control," unless otherwise set forth in writing under any individual agreement:

                        (i) any Stock Appreciation Rights outstanding for at least six months and any Stock Options, awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

                        (ii) the restrictions applicable to any Restricted Stock, Deferred Stock and Performance Share awards under the Plan shall lapse, and such shares and awards shall be deemed fully vested;

                        (iii) each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof.

               (b) For purposes of paragraph (a) of this Section 11, a "Change of Control" shall be deemed to have occurred if:

                        (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                        (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this
Section 11(b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

                        (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                        (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

               (c) For purposes of this Section 11, "Change of Control Price" means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty-day period as determined by the Administrator.

SECTION 12. GENERAL PROVISIONS.

               (a) Investment Representation; Legend. The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

               All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

               (b) Nonexclusivity of Plan. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

               (c) Income Taxes. Each Participant shall, no later than the date as of which the value of an award first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

               (d) No Liability. No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

               (e) No Enlargement of Employee Rights. This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or its Subsidiaries, or to interfere with the right of the Company or it Subsidiaries to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Stock Options, Stock Appreciation Rights or Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, or Performance Shares authorized hereunder prior to the grant of such a Stock Option or other award described herein to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

               (f) Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933, as amended, or the Exchange Act, if such registration shall be necessary, or before compliance by the Company or any Participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of the National Association of Securities Dealers, Inc. The Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

               (g) No Right to Continue as a Director. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant who is a Nonemployee Director any right to continue to serve as a Nonemployee Director of the Company.

               (h) No Stockholder Rights Conferred. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such Participant (or person).

               (i) Governing Law. To the extent not preempted by Federal law, the Plan and any agreement pursuant to the Plan shall be construed in accordance with and governed by the internal laws of the State of California.

               (j) Notices. Any notice or other communication required or permitted to be given pursuant to the Plan or under any agreement hereunder must be in writing and may be given by registered or certified mail, and if given by registered or certified mail, shall be determined to have been given and received on the date three days after a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mails; and if given other than by registered or certified mail, it shall be deemed to have been given when delivered to and received by the party to whom addressed. Notice shall be given to Participants at their most recent addresses shown in the Company's records. Notice to the Company shall be addressed to the Company at the address of the Company's principal executive offices, to the attention of the Secretary of the Company.

               (k) Titles and Headings. Titles and headings of sections and articles of this Plan are for convenience of reference only and shall not affect the construction of any provision of this Plan.

SECTION 13. INVALID PROVISION.

               (a) Severability. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

               (b) Compliance with Rule 16b-3. It is the intent of the Company that this Plan and all transactions under this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act (or any successor rule). Accordingly, if any provision of this Plan, any agreement hereunder, or any transaction pursuant to the Plan does not comply with the requirements of Rule 16b-3 as then applicable to a Participant, such provisions will be construed or deemed amended to the extent necessary to conform to the applicable requirements with respect to such Participant. To the extent that any provision of the Plan, any agreement hereunder, or any action by the Board or the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and to the extent deemed advisable by the Board or the Committee.

SECTION 14. SUCCESSORS AND ASSIGNS.

               This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

SECTION 15. EFFECTIVE DATE OF PLAN.

               The Plan will be effective if, and at such time as, the stockholders of the Company have approved it by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders (the "Effective Date").

SECTION 16. TERM OF PLAN.

               No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

SECTION 17. STOCKHOLDER APPROVAL.

               Stockholder approval of the Plan must be obtained not later than the final adjournment of the first annual meeting of stockholders of the Company held after the date the Board has adopted the Plan.



           I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of ALPHA MICROSYSTEMS on August 11, 1998.

           Executed on this 11th day of August, 1998.

                                    ---------------------------------
                                    Secretary

                                                  Preliminary Copy -- For the
                                                  information of the Securities
                                                  and Exchange Commission only.

                               ALPHA MICROSYSTEMS
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        OF ALPHA MICROSYSTEMS FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS

                  The undersigned shareholder(s) of Alpha Microsystems (the "Company") hereby appoints Douglas J. Tullio, Jeffrey J. Dunnigan, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the annual meeting of shareholders of the Company to be held on Thursday, June 3, 1999, at 2722 South Fairview Street, Santa Ana, California, at 10:00 a.m. and at any and all adjournments or postponements thereof (the "Annual Meeting"), to vote all shares of the capital stock of the Company held by the undersigned as if the undersigned were present and voting the shares.

                  Such proxies are directed to vote as specified on the reverse side or, if no specification is made, FOR election of the directors named on the reverse side and in the Company's proxy statement (a copy of which the undersigned hereby acknowledges receiving), FOR approval of the proposal to reincorporate the Company in Delaware as AlphaServ.com, through the merger of Alpha Microsystems, a California corporation, with and into a wholly-owned Delaware subsidiary of Alpha Microsystems, FOR approval of the proposal to amend the Company's 1998 Stock Option and Awards Plan to increase the number of shares of Common Stock authorized for issuance under such plan by 500,000 shares to an aggregate of 2,500,000 shares, FOR approval of the appointment by the Board of Directors of Ernst & Young as independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 1999, and to vote in accordance with their discretion on such other matters that may properly come before the meeting. Such authority includes the right, in the discretion of the proxies, and each of them, to cumulate votes for the election of directors and thereby to distribute, in such proportion as the proxies see fit, the votes represented by the proxy among the seven nominees named on the reverse side or any substitute person or persons nominated by the Board of Directors for election to the Board. To vote in accordance with the Board of Directors' recommendations, merely sign on the reverse side; no boxes need to be checked.

         CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE

No. 1: Election of Carlos D. De Mattos, Benjamin P. Giess, Rockell N. Hankin, Richard E. Mahmarian, Clarke E. Reynolds, Douglas J. Tullio and Sam Yau to serve until the next annual meeting

                  FOR ALL nominees (with exceptions noted) [ ]
                  WITHHOLD authority for all nominees      [ ]

(To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

________________________________________________________________________________

No. 2: Approval of the proposed reincorporation of the Company in Delaware as AlphaServ.com, through the merger of Alpha Microsystems, a California corporation, with and into a wholly-owned Delaware subsidiary of Alpha Microsystems.

                 FOR              AGAINST           ABSTAIN
                 [ ]                [ ]               [ ]

No. 3: Approval of the proposed amendment to the Company's 1998 Stock Option and Awards Plan to increase the number of shares of Common Stock authorized for issuance under such plan by 500,000 shares to an aggregate of 2,500,000 shares.

                 FOR              AGAINST           ABSTAIN
                 [ ]                [ ]               [ ]

No. 4: Approval of the appointment by the Board of Directors of Ernst & Young as independent auditors of the Company and its subsidiaries for the year ending December 31, 1999.

                 FOR              AGAINST           ABSTAIN
                 [ ]                [ ]               [ ]


SIGNATURE(S) OF SHAREHOLDER(S)________________________DATED:_____________, 1999.

Please sign exactly as your name(s) appears on this Proxy. If signing as executor, administrator, trustee, guardian, attorney or for a corporation, please give full title as such. For joint accounts or co-fiduciaries, all joint owners or co-fiduciaries should sign.